                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT D e c e m b e r 3 1, 2 0 1 2

MARKET VECTORS
INTERNATIONAL ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2012, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

Dear Shareholder:

Market Vectors remains an industry leader in offering single-country and region-specific international equity ETFs, whose coverage ranges from the more developed Brazil, Russia, India and China (BRIC) countries down to those of frontier markets. Activities in 2012 expanded upon our philosophy of offering truly investable reflections of a country’s potential and providing such funds at a fair price. To this effect, we reduced the expenses of Market Vectors Indonesia Index ETF (IDX), launched a small-cap version of IDX (Market Vectors Indonesia Small-Cap ETF: IDXJ), and changed the index of Market Vectors Russia ETF (RSX) to a Market Vectors Index Solutions (MVIS) index which better reflects the Russian economy.

Indonesia’s large domestic consumer base has helped its economy be more resilient to global economic headwinds than other emerging market countries. IDX was the first U.S. listed ETF to provide exposure to the Indonesian equity market. As we do with all our Market Vector ETFs, we continuously monitor the expenses of IDX for opportunities to lower investor costs. In 2012, we lowered this expense cap from 0.60% to 0.57%, marking the third time in the ETF’s three-year history we’ve done so. The combined attractiveness of Indonesia’s economy and the construction of IDX has allowed it to achieve a #1 ranking among emerging markets ETFs from Zacks Equity* research.

Home to over 240 million people and burgeoning domestic consumption, Indonesia is Southeast Asia’s largest economy. On the heels of IDX’s success, IDXJ was launched in March 2012 to capture the economic effects of this growing middle class, which we feel is best done through exposure to the country’s small-cap companies.

Also in March, RSX was assigned a new index, the Market Vectors® Russia Index‡ (MVRSXTR). Like other MVIS indexes, MVRSXTR was built to be tracked by an ETF. The index employs liquidity filters to help increase the degree to which it can be replicated. The index also includes individual company caps to improve diversification among constituents, and companies that have true economic exposure to Russia through a “pure-play” requirement, which mandates that companies in the Index generate more than 50% of their revenue from within Russia.

After a dismal 2011, worldwide investor appetite for emerging markets ETFs turned strongly positive as global recession fears subsided. In 2012, inflows exceeded $27B, well above an outflow of nearly $500M in 2011, and just below the record $35B realized in 2010.

Yearly EM Equity ETF Flows

Source: Morningstar

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MARKET VECTORS INTERNATIONAL ETFs

We will continue to evaluate opportunities to expand investors’ horizons around the globe. We value your ongoing confidence in Market Vectors and look forward to helping you meet your investment goals, now and in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 22, 2013

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	Zacks Investment Research, December 2012

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

‡	Market Vectors Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

MANAGEMENT DISCUSSION

Market Overview

Despite slowing global economic growth, 2012 was a bounce-back year for emerging market stocks. With a return of 18.63% in 2012, the MSCI Emerging Markets Index‡ recovered from a decline of 18.17% in 2011.1 Conversely, returns of the MSCI EAFE‡ and S&P 500‡ Indexes were 17.89% and 16.00% respectively, in 2012.

2012 produced divergence among the emerging markets in real GDP growth rates vs. initial forecasts. The decline in economic growth was meaningful in China, India, Brazil and South Africa. However, growth remained in line with initial forecasts in other markets such as Indonesia, Mexico and Russia.2 In the fourth quarter, an apparent rebound in China’s economic activity produced a positive ripple across all emerging economies and markets–in part because China is a large importer of natural resources from many other countries.

In markets such as Brazil and Poland, government authorities were quick to reverse capital controls and interest rate hikes in response to disappointing economic growth rates. However, emerging markets on the whole have experienced far less fiscal stimulus and monetary policy expansion than developed markets.

2

In aggregate, the suite of Market Vectors International ETFs realized strong performances in 2012 with only Market Vectors Russia Small-Cap ETF (-3.17%) and Market Vectors Indonesia Small-Cap ETF (-24.65%, launched March 20, 2012) posting negative total returns.

January 1 through December 31, 2012
Market Vectors International ETFs Total Returns

Country/Regional Overviews

Africa

In 2012, Africa continued to command a more prominent position in global capital markets. In September, South Africa’s sovereign bonds were included in the Citi World Government Bond Index.‡3 In October, Nigeria’s sovereign bonds were added to the JP Morgan Emerging Market Bond Index.‡ Nigeria’s bonds and currency rallied on the news, and its leading stock market, the Nigerian Stock Exchange, was one of the continent’s top performers for the year.4 As Africa’s most populous country, Nigeria maintained a GDP growth rate of 6.5% in 2012, largely due to its rapidly developing consumer economy and banking sector.5

Brazil

As GDP growth continued to decelerate in Brazil–from 7.5% in 2010 to 2.7% in 20116 and just 0.6% in the third quarter 20127–the government took aggressive moves to stimulate the economy. In addition to cutting interest rates, authorities announced a 28% reduction in electricity rates–the largest in Brazil’s history. The government’s goal is to reduce cost and bureaucracy barriers that have hindered industrial growth.8 One sign of possible economic revival was the strength of Brazil’s small-cap sector in 2012, relative to its large-caps. According to Bloomberg, Brazilian small-cap stocks increased to their most expensive level in three years versus large-caps late in the year.9 The Brazilian authorities also shifted currency policy in the last quarter 2012–moving away from a two-year emphasis on a weaker real toward initiatives designed to increase the currency’s strength vs. the dollar.10

China

In August, China’s industrial output growth fell to its lowest since May 200911 and year-over-year total exports increased just 2.6%, with crisis-hit Europe registering a 12.7% decline in exports from the year earlier.12 This led the World Bank to reduce its forecast for China’s 2012 GDP growth to 7.7%, compared to an 8.2% estimate made in May.13 In the fourth quarter of the year, growth sentiment improved in response to stronger data. For example, the December HSBC Purchasing Managers’

3

MARKET VECTORS INTERNATIONAL ETFs

Index‡ rose to a 14-month high.14 Many economists believe China’s future growth now depends on government reforms to lift standards of living and domestic demand. In 2012, the country completed its first transition in power at the top of the Communist Party in a decade as former vice president Xi Jinping took over from Wen Jiabao.15

Colombia

Colombia’s economy is slowly growing into one of the largest in Latin America as an era of drug cartels and corruption fade and foreign direct investment increases. Late in 2012, the government announced that it expected GDP to increase between 4.7% and 5.0% for the year, after rising 5.9% in 2011. Colombia’s peso strengthened by 7.7% against the dollar in the first three quarters of the year, leading the government to announce an expansion of its dollar-buying program to reduce currency pressure on exporters.16 Colombia is rich in natural resources, and its crude oil production has increased from 400,000 barrels per day (BPD) in 2007 to an estimated 750,000 BPD in 2012.17

Egypt

In 2011, the Egyptian stock market experienced losses of over 50% due in large part to the political turmoil caused by President Muhammad Morsi’s perceived power grab and a dramatic devaluation in the Egyptian currency. While the political situation remained tenuous, the Egyptian stock market did realize gains of over 40% in 2012 driven in large part to its Telecommunication Services, Consumer Discretionary and Consumer Staples sectors. While some of these returns can be attributed to investors belief that the Egyptian stock market was oversold, the strength in these consumer consumption driven sectors points to the country’s stable levels of disposable income on both a per capita basis and in aggregate as Egypt represents Africa’s third largest country by population.

Germany

Germany is the Eurozone’s largest economy and it also was among the most upbeat in 2012, due largely to consumer sentiment and employment security. In December, the government announced that total German employment reached a record level in 2012 for the sixth year in a row and the unemployment rate was the lowest in 20 years. According to an Ernst & Young poll, 78% of German consumers said they were optimistic about the future, compared to just 22% who were pessimistic.19 In December, gains in the country’s service sector helped to lift the composite HSBC Purchasing Managers Index‡ to its highest level reading in nine months.20

Gulf States

In 2012, the leading Gulf States–Saudi Arabia, Kuwait, the United Arab Emirates and Qatar–managed to avoid a full-blown second act of the Arab Spring uprisings. However, they face a dilemma of maintaining domestic peace with expensive energy subsidies. Saudi Arabia, currently the world’s largest oil exporter, could become a net oil importer within 20 years due to a combination of rising domestic energy consumption and gradual production declines.20 The growth of financial and banking sectors in the Gulf States is now fueling economic growth. For example, Qatar National Bank has heavily supported Egypt’s new government with loans and acquisitions, such as the recent purchase of Société Générale’s unit in Egypt.21

India

Rising inflation and flat manufacturing growth produced a drag on India’s GDP growth in 2012, with most forecast for the current fiscal year (ending in March 2013) projecting a sub-6% annual increase.22 India must show substantial progress in implementing government reforms, or it could become the first of the BRICs to lose its investment-grade rating. Both Fitch and S&P downgraded their outlooks for the country’s debt during 2012.23 Heading into September, the India market was primarily flat for the year. However, in this same month, the government and congress took significant reform steps by: 1) reducing subsidies for diesel and cooking gas to reduce a budget deficit; and 2) restructured debts owed by state electric distribution companies.24 These events helped to lift the rupee and accounted for the majority of the country’s stock markets returns for the year.4

Indonesia

Indonesia is among the few global emerging markets that sustained robust economic growth in 2012. The IMF has forecast GDP growth of 6% for fiscal year 2012, compared to 6.5% in 2011.25 A growing domestic economy fueled by consumer demand

4

has helped to overcome the drag of slowing commodity exports to China and India. Gross domestic product per capital has increased to more than $3,500, a level at which emerging market consumers begin to acquire discretionary income.26 Unlike many of its fellow emerging market countries, the Indonesian market entering 2012 relatively overpriced and providing much less upside price appreciation potential than its fellow emerging market countries. It did however experience a sharp pullback in the first part of the year along with most other emerging market countries, driven by week absolute performance in Energy and Financials. While Financials recovered by the end of the year and proved to be the best performing sector for the year, Financials do not fare as well and was the worst performing sector for the year. Small-cap names were hurt more than the larger-cap names in the country as threats of a reduction in the government fuel subsidies led to a rotation by investors from small- to large-cap names, with Financial names leading the way as the worst performing sector in the small-cap space.

Latin America

Mexico is Latin America’s second largest economy, behind Brazil, and in 2012 it grew faster than Brazil - with real GDP rising by a consensus 3.7%, compared to just 1.6% for Brazil.30 A major story behind this growth is in manufactured exports, where Mexico is closing a gap with China. As China’s factory labor costs keep rising, Mexico has become more competitive, especially in tech-driven industries such as heavy equipment and autos. Mexico also enjoys supply chain and transportation advantages for its U.S. exports that China lacks.31 Mexico has continued to make progress in controlling inflation, keeping its public debt low, and converting public debt into peso-denominated issues. In 2012, its economy clearly benefitted from increased economic activity in the U.S. and strong U.S. import demand.32

Poland

Through mid-2012, Poland appeared to be weathering the European crisis better than many of its neighbors. However, real GDP growth declined unexpectedly to 1.4% in the third quarter, from 2.3% in the second, due to a combination of the eurozone slump, lower domestic demand and declining investment.33 Poland’s central bank responded by cutting interest rates twice toward yearend, to 4.25%, which reversed ill-timed rate hikes earlier in the year. If Poland’s economy can survive a continuing housing slump and recent layoffs in the manufacturing sector, higher rates of growth could resume in 2013, helped by lower interest rates and moderating inflation.34

Russia

Russia’s economy continues to be driven by energy and commodity resources. With crude oil production increasing to 10.4 million barrels per day in 2012, Russia has become the world’s second largest crude producer, behind only Saudi Arabia.32 Oil exports to Asia are expected to increase with completion of the trans-Siberian pipeline, now under construction, and Asia also is viewed as a growth market for Russia exports of grain and timber.33 Being so linked to the perceived demand for oil and energy, the Russian market performed fairly in synch with the ups and downs of the global markets and especially those of emerging markets. In 2012, Energy and Materials realized strong relative performance and combined with their large market weighting help drive Russia’s strong market performance. The performance of Russian small-cap names was vastly different from its larger cap counterparts as investors current interest in Russia appears to be very strong in the large state run oil and natural resources companies as opposed to smaller companies in these same sectors.

Vietnam

Vietnam is a country with short-term challenges and long-term growth potential. In 2012, the banking system experienced rising bad debts, which caused Moody’s to downgrade the country’s sovereign debt rating to B2 in December.34 The government acted quickly by arresting several executives of state-run companies on charges of economic wrongdoing which helped reassure foreign investors that the Vietnamese government will protect its banking sector, a critical part of its economy.35 As this drama played out, so did the country’s market performance. While Financials dragged down the markets prior to the resolution of the banking crisis, they led the way through the recovery and proved to be the top contributor to market returns for the entire year. Vietnam was also able to successfully reduce its inflation in 2012 from over 18% to just above 7% all the while maintaining its real GDP growth of about 5%. The ability to maintain this economic growth level while

5

MARKET VECTORS INTERNATIONAL ETFs

pursuing monetary and fiscal tightening stems from the country’s growing advantage over China of low cost manufacturing wages. This growing advantage continues to draw low-skill jobs away from Chinese factories, which is a bullish trend for exports and positive for the entire economy going forward.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

‡	Index Descriptions

Market Vectors Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

S&P® 500 Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

Citigroup World Government Bond Index (CGWGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

J.P. Morgan Emerging Markets Bond Index tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

HSBC Purchasing Managers’ Indices are long established monthly data-driven snapshots of individual countries’ economies, compiled using proprietary and highly effective market research techniques based on interviews with senior purchasing executives. Covering 16 of the world’s principal emerging markets, they accurately measure economic activity.

[1]	MSCI Emerging Markets Index Cumulative Index Performance–Gross Returns.
[2]	FINANCIAL TIMES, 1/3/13 Hello 2013: The EM earnings challenge, pages 15 and 16.
[3]	FINANCIAL TIMES, 9/27/12, page 31.
[4]	FINANCIAL TIMES 12/20/12, Nigerian bond yields still falling, page 84.
[5]	FINANCIAL TIMES 11/27/12 Market reforms bring fresh flows of funding, page 55.
[6]	FINANCIAL TIMES 10/11/12 Brazil stocks feel impact of intervention, page 94.
[7]	FINANCIAL TIMES 12/20/12 Colombia: economic growth trails neighbours, page 76.
[8]	FINANCIAL TIMES 9/7/12. Brazil moves to cut power rates, page 18.
[9]	ETF Trends 9/26/12. Smart Money Bets on Brazil as ETF Rakes in Assets, page 31.
[10]	FINANCIAL TIMES 12/19/12. Brazil’s currency warriors swap sides, page 74.
[11]	FINANCIAL TIMES 9/9/12, China decline sparks “new normal” debate, page 19.
[12]	FINANCIAL TIMES 9/10/12, Trade numbers expose China weakness, page 27.
[13]	FINANCIAL TIMES 10/8/12, World Bank cuts China growth forecast, page 96.
[14]	FINANCIAL TIMES 12/14/12, Shanghai jumps 4% on upbeat data, page 65.
[15]	FINANCIAL TIMES 9/15/12, China’s Xi Jinping returns to public life, page 27.
[16]	FINANCIAL TIMES 9/29/12, Columbia holds rates, ups dollar buying, page 34.
[17]	FINANCIAL TIMES 9/30/12, Oil groups tussel for Colombia licenses, page 34.
[18]	FINANCIAL TIMES 1/2/13, Germans upbeat about year ahead, page 7.
[19]	FINANCIAL TIMES 12/14/12, Eurozone contraction slows in December, page 68.
[20]	FINANCIAL TIMES 9/12/12, Middle East leaders cornered by subsidies, page 28.
[21]	FINANCIAL TIMES 12/19/12, Gulf banks ready to invest in Egypt, page 79.
[22]	FINANCIAL TIMES 9/03/12, Indian numbers: gray summer, page 21.
[23]	FINANCIAL TIMES 9/14/2012, India’s reforms rush, page 29.
[24]	FINANCIAL TIMES 9/25/2012, India: Big bang , or parting shot? page 36.
[25]	FINANCIAL TIMES 9/26/2012, IMF: we still like Indonesia, page 36.
[26]	The World Bank, December 2012
[27]	FINANCIAL TIMES 9/11/12, Mexico IP: up and ahead of Brazil, page 30.
[28]	FINANCIAL TIMES 6/21/11 Made in Mexico gains ground on China, page 23.
[29]	FINANCIAL TIMES 9/26/12, Santander IPO brings out Mexico bulls, page 37.
[30]	FINANCIAL TIMES 11/30/12, Poland: slower growth–bigger cut, page 55.
[31]	FINANCIAL TIMES 12/13/12, Poland/CEE: Inflation pulled down, page 71.
[32]	FINANCIAL TIMES 1/2/13, Russian oil output driven to fresh highs, page 14.
[33]	FINANCIAL TIMES 9/12/12, Russia begins its slow pivot to Asia, page 24.
[34]	FINANCIAL TIMES 9/28/12, Vietnam: Moody’s downgrade raises spectre of banking bailout, page 39.
[35]	FINANCIAL TIMES 9/28/12, Vietnam: Moody’s downgrade raises spectre of banking bailout, page 39.
6

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	DJAFKT[2]
One Year	25.88%	22.15%	22.99%
Life* (annualized)	(3.35)%	(3.74)%	(2.50)%
Life* (cumulative)	(14.14)%	(15.70)%	(10.72)%
* since 7/10/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.91% / Net Expense Ratio 0.80%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

Dow Jones Africa Titans 50 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones Africa Titans 50 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS AFRICA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Africa Index ETF (AFK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for AFK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2008* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	8	0.7%
Greater than or Equal to 4.5% And Less Than 5.0%	5	0.4%
Greater than or Equal to 4.0% And Less Than 4.5%	10	0.9%
Greater than or Equal to 3.5% And Less Than 4.0%	7	0.6%
Greater than or Equal to 3.0% And Less Than 3.5%	25	2.2%
Greater than or Equal to 2.5% And Less Than 3.0%	33	2.9%
Greater than or Equal to 2.0% And Less Than 2.5%	73	6.5%
Greater than or Equal to 1.5% And Less Than 2.0%	123	10.9%
Greater than or Equal to 1.0% And Less Than 1.5%	147	13.0%
Greater than or Equal to 0.5% And Less Than 1.0%	171	15.4%
Greater than or Equal to 0.0% And Less Than 0.5%	149	13.2%
Greater than or Equal to -0.5% And Less Than 0.0%	130	11.5%
Greater than or Equal to -1.0% And Less Than -0.5%	123	10.9%
Greater than or Equal to -1.5% And Less Than -1.0%	65	5.8%
Greater than or Equal to -2.0% And Less Than -1.5%	37	3.3%
Greater than or Equal to -2.5% And Less Than -2.0%	14	1.2%
Greater than or Equal to -3.0% And Less Than -2.5%	5	0.4%
Greater than or Equal to -3.5% And Less Than -3.0%	1	0.1%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	1127	100.0%

*   First day of secondary market trading.

8

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]
One Year	18.72%	17.86%	18.82%
Life* (annualized)	23.25%	22.93%	23.69%
Life* (cumulative)	113.93%	111.92%	116.76%
* since 5/12/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS BRAZIL SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Brazil Small-Cap ETF (BRF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BRF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 14, 2009* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	9	1.0%
Greater than or Equal to 2.5% And Less Than 3.0%	27	2.9%
Greater than or Equal to 2.0% And Less Than 2.5%	66	7.2%
Greater than or Equal to 1.5% And Less Than 2.0%	68	7.4%
Greater than or Equal to 1.0% And Less Than 1.5%	64	7.0%
Greater than or Equal to 0.5% And Less Than 1.0%	106	11.6%
Greater than or Equal to 0.0% And Less Than 0.5%	175	19.1%
Greater than or Equal to -0.5% And Less Than 0.0%	224	24.6%
Greater than or Equal to -1.0% And Less Than -0.5%	146	15.9%
Greater than or Equal to -1.5% And Less Than -1.0%	23	2.5%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%
	916	100.0%

*     First day of secondary market trading.

10

MARKET VECTORS CHINA ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]
One Year	15.36%	9.54%	10.94%
Life* (annualized)	(3.78)%	(7.69)%	(6.22)%
Life* (cumulative)	(8.19)%	(16.24)%	(13.31)%
* since 10/13/10

Fund performance for the year was derived primarily from swap contracts on the CSI 300 Index. Contracts outstanding as of yearend are presented on the Fund’s Schedule of Investments.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors China ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 2.21% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

11

MARKET VECTORS CHINA ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

China ETF (PEK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PEK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 14, 2010* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 16.0%	31	5.6%
Greater than or Equal to 15.0% And Less Than 16.0%	12	2.2%
Greater than or Equal to 14.0% And Less Than 15.0%	22	3.9%
Greater than or Equal to 13.0% And Less Than 14.0%	28	5.0%
Greater than or Equal to 12.0% And Less Than 13.0%	32	5.7%
Greater than or Equal to 11.0% And Less Than 12.0%	51	9.2%
Greater than or Equal to 10.0% And Less Than 11.0%	38	6.8%
Greater than or Equal to 9.0% And Less Than 10.0%	37	6.6%
Greater than or Equal to 8.0% And Less Than 9.0%	18	3.2%
Greater than or Equal to 7.0% And Less Than 8.0%	41	7.3%
Greater than or Equal to 6.0% And Less Than 7.0%	34	6.1%
Greater than or Equal to 5.0% And Less Than 6.0%	38	6.8%
Greater than or Equal to 4.0% And Less Than 5.0%	30	5.4%
Greater than or Equal to 3.0% And Less Than 4.0%	28	5.0%
Greater than or Equal to 2.0% And Less Than 3.0%	31	5.6%
Greater than or Equal to 1.0% And Less Than 2.0%	33	5.9%
Greater than or Equal to 0.0% And Less Than 1.0%	29	5.2%
Less Than 0.0%	25	4.5%
	558	100.0%

*   First day of secondary market trading.

12

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR[2]
One Year	23.27%	22.86%	23.36%
Life* (annualized)	0.93%	1.28%	1.76%
Life* (cumulative)	1.67%	2.32%	3.19%
* since 3/14/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Colombia ETF was 3/14/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 5.60% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2013 During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

Market Vectors Colombia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Colombia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS COLOMBIA ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Colombia ETF (COLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for COLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 15, 2011* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	30	6.6%
Greater than or Equal to 2.5% And Less Than 3.0%	9	2.0%
Greater than or Equal to 2.0% And Less Than 2.5%	24	5.3%
Greater than or Equal to 1.5% And Less Than 2.0%	25	5.5%
Greater than or Equal to 1.0% And Less Than 1.5%	53	11.7%
Greater than or Equal to 0.5% And Less Than 1.0%	77	17.0%
Greater than or Equal to 0.0% And Less Than 0.5%	98	21.5%
Greater than or Equal to -0.5% And Less Than 0.0%	67	14.8%
Greater than or Equal to -1.0% And Less Than -0.5%	36	7.9%
Greater than or Equal to -1.5% And Less Than -1.0%	11	2.4%
Greater than or Equal to -2.0% And Less Than -1.5%	12	2.6%
Greater than or Equal to -2.5% And Less Than -2.0%	5	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.7%
Less Than -3.0%	4	0.9%
	454	100.0%

*   First day of secondary market trading.

14

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
One Year	44.64%	41.94%	43.56%
Life* (annualized)	(12.08)%	(12.09)%	(12.79)%
Life* (cumulative)	(30.90)%	(30.93)%	(32.49)%
* since 2/16/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 1.08% / Net Expense Ratio 0.96%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS EGYPT INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Egypt Index ETF (EGPT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EGPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 18, 2010* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	50	6.9%
Greater than or Equal to 2.5% And Less Than 3.0%	5	0.7%
Greater than or Equal to 2.0% And Less Than 2.5%	24	3.3%
Greater than or Equal to 1.5% And Less Than 2.0%	63	8.7%
Greater than or Equal to 1.0% And Less Than 1.5%	64	8.8%
Greater than or Equal to 0.5% And Less Than 1.0%	86	11.9%
Greater than or Equal to 0.0% And Less Than 0.5%	99	13.7%
Greater than or Equal to -0.5% And Less Than 0.0%	67	9.3%
Greater than or Equal to -1.0% And Less Than -0.5%	101	14.0%
Greater than or Equal to -1.5% And Less Than -1.0%	87	12.0%
Greater than or Equal to -2.0% And Less Than -1.5%	39	5.4%
Greater than or Equal to -2.5% And Less Than -2.0%	17	2.3%
Greater than or Equal to -3.0% And Less Than -2.5%	13	1.8%
Less Than -3.0%	9	1.2%
	724	100.0%

*   First day of secondary market trading.

16

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVGERJTR[2]
One Year	35.27%	30.32%	29.41%
Life* (annualized)	(3.79)%	(5.00)%	(4.89)%
Life* (cumulative)	(6.51)%	(8.55)%	(8.37)%
* since 4/4/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Germany Small-Cap ETF was 4/4/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 3.96% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

Market Vectors Germany Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Germany Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS GERMANY SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Germany Small-Cap ETF (GERJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GERJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 5, 2011* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	9	2.1%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	11	2.5%
Greater than or Equal to 1.5% And Less Than 2.0%	21	4.8%
Greater than or Equal to 1.0% And Less Than 1.5%	38	8.7%
Greater than or Equal to 0.5% And Less Than 1.0%	65	14.8%
Greater than or Equal to 0.0% And Less Than 0.5%	82	18.5%
Greater than or Equal to -0.5% And Less Than 0.0%	68	15.5%
Greater than or Equal to -1.0% And Less Than -0.5%	58	13.2%
Greater than or Equal to -1.5% And Less Than -1.0%	44	10.0%
Greater than or Equal to -2.0% And Less Than -1.5%	14	3.2%
Greater than or Equal to -2.5% And Less Than -2.0%	14	3.2%
Greater than or Equal to -3.0% And Less Than -2.5%	7	1.6%
Less Than -3.0%	6	1.4%
	439	100.0%

*   First day of secondary market trading.

18

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	DJMEST[2]
One Year	6.63%	5.30%	6.32%
Life* (annualized)	(12.51)%	(12.23)%	(11.77)%
Life* (cumulative)	(44.78)%	(44.00)%	(42.67)%
* since 7/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 3.19% / Net Expense Ratio 0.99%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Dow Jones Gulf States Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in countries belonging to the Gulf Cooperation Council (GCC) or that generate the majority of their revenues in these countries.

Dow Jones GCC Titans 40 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones GCC Titans 40 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

19

MARKET VECTORS GULF STATES INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gulf States Index ETF (MES)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MES is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2008* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	16	1.4%
Greater than or Equal to 4.5% And Less Than 5.0%	6	0.5%
Greater than or Equal to 4.0% And Less Than 4.5%	1	0.1%
Greater than or Equal to 3.5% And Less Than 4.0%	13	1.2%
Greater than or Equal to 3.0% And Less Than 3.5%	9	0.8%
Greater than or Equal to 2.5% And Less Than 3.0%	33	2.9%
Greater than or Equal to 2.0% And Less Than 2.5%	38	3.4%
Greater than or Equal to 1.5% And Less Than 2.0%	71	6.3%
Greater than or Equal to 1.0% And Less Than 1.5%	72	6.4%
Greater than or Equal to 0.5% And Less Than 1.0%	105	9.4%
Greater than or Equal to 0.0% And Less Than 0.5%	103	9.2%
Greater than or Equal to -0.5% And Less Than 0.0%	115	10.2%
Greater than or Equal to -1.0% And Less Than -0.5%	107	9.6%
Greater than or Equal to -1.5% And Less Than -1.0%	113	10.1%
Greater than or Equal to -2.0% And Less Than -1.5%	115	10.3%
Greater than or Equal to -2.5% And Less Than -2.0%	98	8.8%
Greater than or Equal to -3.0% And Less Than -2.5%	59	5.3%
Greater than or Equal to -3.5% And Less Than -3.0%	27	2.4%
Greater than or Equal to -4.0% And Less Than -3.5%	7	0.6%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.4%
Greater than or Equal to -5.0% And Less Than -4.5%	4	0.4%
Less Than -5.0%	3	0.3%
	1119	100.0%

*   First day of secondary market trading.

20

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
One Year	27.53%	25.54%	24.72%
Life* (annualized)	(20.91)%	(21.09)%	(21.24)%
Life* (cumulative)	(42.42)%	(42.74)%	(42.98)%
* since 8/24/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 1.68% / Net Expense Ratio 0.91%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.

21

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

India Small-Cap Index ETF (SCIF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SCIF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 25, 2010* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.7%
Greater than or Equal to 2.0% And Less Than 2.5%	7	1.2%
Greater than or Equal to 1.5% And Less Than 2.0%	42	7.1%
Greater than or Equal to 1.0% And Less Than 1.5%	84	14.2%
Greater than or Equal to 0.5% And Less Than 1.0%	86	14.4%
Greater than or Equal to 0.0% And Less Than 0.5%	114	19.2%
Greater than or Equal to -0.5% And Less Than 0.0%	114	19.2%
Greater than or Equal to -1.0% And Less Than -0.5%	77	13.0%
Greater than or Equal to -1.5% And Less Than -1.0%	42	7.1%
Greater than or Equal to -2.0% And Less Than -1.5%	17	2.9%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.2%
Less Than -3.0%	2	0.3%
	593	100.0%

*   First day of secondary market trading.

22

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]
One Year	2.38%	2.31%	2.52%
Life* (annualized)	38.32%	38.31%	39.32%
Life* (cumulative)	261.21%	261.09%	271.66%
* since 1/15/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.65% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

23

MARKET VECTORS INDONESIA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Indonesia Index ETF (IDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 20, 2009* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	10	1.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	9	0.9%
Greater than or Equal to 1.0% And Less Than 1.5%	82	8.2%
Greater than or Equal to 0.5% And Less Than 1.0%	207	20.8%
Greater than or Equal to 0.0% And Less Than 0.5%	263	26.4%
Greater than or Equal to -0.5% And Less Than 0.0%	181	18.2%
Greater than or Equal to -1.0% And Less Than -0.5%	131	13.2%
Greater than or Equal to -1.5% And Less Than -1.0%	61	6.1%
Greater than or Equal to -2.0% And Less Than -1.5%	15	1.5%
Greater than or Equal to -2.5% And Less Than -2.0%	10	1.0%
Greater than or Equal to -3.0% And Less Than -2.5%	8	0.8%
Less Than -3.0%	13	1.3%
	996	100.0%

*   First day of secondary market trading.

24

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
Life* (cumulative)	(25.76)%	(24.65)%	(22.72)%
* since 3/20/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 2.71% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

25

MARKET VECTORS INDONESIA SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Indonesia Small-Cap ETF (IDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 21, 2012* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	2	1.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	5	2.5%
Greater than or Equal to 1.0% And Less Than 1.5%	10	5.1%
Greater than or Equal to 0.5% And Less Than 1.0%	25	12.7%
Greater than or Equal to 0.0% And Less Than 0.5%	35	17.8%
Greater than or Equal to -0.5% And Less Than 0.0%	35	17.8%
Greater than or Equal to -1.0% And Less Than -0.5%	39	19.8%
Greater than or Equal to -1.5% And Less Than -1.0%	24	12.2%
Greater than or Equal to -2.0% And Less Than -1.5%	12	6.1%
Greater than or Equal to -2.5% And Less Than -2.0%	5	2.5%
Greater than or Equal to -3.0% And Less Than -2.5%	2	1.0%
Greater than or Equal to -3.5% And Less Than -3.0%	1	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	1	0.5%
	197	100.0%

*   First day of secondary market trading.

26

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR[2]
One Year	16.23%	18.34%	19.19%
Life* (annualized)	2.43%	2.91%	3.57%
Life* (cumulative)	6.79%	8.16%	10.07%
* since 4/6/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 1.64% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Latin America Small-Cap Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

27

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Latin America Small-Cap Index ETF (LATM)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for LATM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 7, 2010* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	41	5.9%
Greater than or Equal to 1.0% And Less Than 1.5%	71	10.3%
Greater than or Equal to 0.5% And Less Than 1.0%	82	11.9%
Greater than or Equal to 0.0% And Less Than 0.5%	128	18.5%
Greater than or Equal to -0.5% And Less Than 0.0%	195	28.3%
Greater than or Equal to -1.0% And Less Than -0.5%	127	18.4%
Greater than or Equal to -1.5% And Less Than -1.0%	31	4.5%
Greater than or Equal to -2.0% And Less Than -1.5%	7	1.0%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.7%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	1	0.1%
	691	100.0%

*   First day of secondary market trading.

28

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
One Year	35.56%	33.82%	33.49%
Life* (annualized)	(0.25)%	(0.56)%	(0.16)%
Life* (cumulative)	(0.78)%	(1.73)%	(0.50)%
* since 11/24/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 1.03% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

29

MARKET VECTORS POLAND ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Poland ETF (PLND)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PLND is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 25, 2009* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	3	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	13	1.7%
Greater than or Equal to 1.0% And Less Than 1.5%	49	6.3%
Greater than or Equal to 0.5% And Less Than 1.0%	150	19.2%
Greater than or Equal to 0.0% And Less Than 0.5%	271	34.7%
Greater than or Equal to -0.5% And Less Than 0.0%	183	23.5%
Greater than or Equal to -1.0% And Less Than -0.5%	65	8.3%
Greater than or Equal to -1.5% And Less Than -1.0%	32	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	9	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	1	0.1%
	780	100.0%

*   First day of secondary market trading.

30

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXTR[2]
One Year	14.93%	15.35%	10.53%
Five Years	(8.64)%	(9.27)%	(10.33)%
Life* (annualized)	(3.25)%	(3.40)%	(4.34)%
Life* (cumulative)	(17.13)%	(17.84)%	(22.33)%
* since 4/24/07

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

31

MARKET VECTORS RUSSIA ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Russia ETF (RSX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 30, 2007* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	6	0.4%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.1%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.2%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	5	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	9	0.6%
Greater than or Equal to 2.0% And Less Than 2.5%	23	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	47	3.3%
Greater than or Equal to 1.0% And Less Than 1.5%	122	8.5%
Greater than or Equal to 0.5% And Less Than 1.0%	255	17.8%
Greater than or Equal to 0.0% And Less Than 0.5%	405	28.3%
Greater than or Equal to -0.5% And Less Than 0.0%	293	20.5%
Greater than or Equal to -1.0% And Less Than -0.5%	134	9.4%
Greater than or Equal to -1.5% And Less Than -1.0%	68	4.8%
Greater than or Equal to -2.0% And Less Than -1.5%	27	1.9%
Greater than or Equal to -2.5% And Less Than -2.0%	14	1.0%
Greater than or Equal to -3.0% And Less Than -2.5%	7	0.5%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.3%
Greater than or Equal to -4.0% And Less Than -3.5%	3	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	2	0.1%
	1431	100.0%

*   First day of secondary market trading.

32

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
One Year	(2.58)%	(3.17)%	(4.32)%
Life* (annualized)	(23.89)%	(24.43)%	(24.87)%
Life* (cumulative)	(37.44)%	(38.20)%	(38.82)%
* since 4/13/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 2.21% / Net Expense Ratio 0.71%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

33

MARKET VECTORS RUSSIA SMALL-CAP ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Russia Small-Cap ETF (RSXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 14, 2011* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	3	0.7%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	5	1.2%
Greater than or Equal to 1.5% And Less Than 2.0%	22	5.1%
Greater than or Equal to 1.0% And Less Than 1.5%	52	12.0%
Greater than or Equal to 0.5% And Less Than 1.0%	89	20.6%
Greater than or Equal to 0.0% And Less Than 0.5%	108	25.1%
Greater than or Equal to -0.5% And Less Than 0.0%	87	20.1%
Greater than or Equal to -1.0% And Less Than -0.5%	36	8.3%
Greater than or Equal to -1.5% And Less Than -1.0%	20	4.6%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.5%
Less Than -3.0%	1	0.2%
	432	100.0%

*   First day of secondary market trading.

34

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]
One Year	26.23%	18.07%	18.33%
Life* (annualized)	(8.05)%	(9.45)%	(9.21)%
Life* (cumulative)	(24.74)%	(28.58)%	(27.92)%
* since 8/11/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.76%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Vietnam Index (MVVNMTR ) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

35

MARKET VECTORS VIETNAM ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Vietnam ETF (VNM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for VNM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 14, 2009* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	54	6.3%
Greater than or Equal to 4.5% And Less Than 5.0%	15	1.8%
Greater than or Equal to 4.0% And Less Than 4.5%	10	1.2%
Greater than or Equal to 3.5% And Less Than 4.0%	18	2.1%
Greater than or Equal to 3.0% And Less Than 3.5%	27	3.2%
Greater than or Equal to 2.5% And Less Than 3.0%	38	4.5%
Greater than or Equal to 2.0% And Less Than 2.5%	55	6.5%
Greater than or Equal to 1.5% And Less Than 2.0%	81	9.5%
Greater than or Equal to 1.0% And Less Than 1.5%	118	13.7%
Greater than or Equal to 0.5% And Less Than 1.0%	92	10.8%
Greater than or Equal to 0.0% And Less Than 0.5%	90	10.6%
Greater than or Equal to -0.5% And Less Than 0.0%	54	6.3%
Greater than or Equal to -1.0% And Less Than -0.5%	51	6.0%
Greater than or Equal to -1.5% And Less Than -1.0%	65	7.6%
Greater than or Equal to -2.0% And Less Than -1.5%	42	4.9%
Greater than or Equal to -2.5% And Less Than -2.0%	23	2.7%
Greater than or Equal to -3.0% And Less Than -2.5%	9	1.1%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	3	0.4%
Greater than or Equal to -5.0% And Less Than -4.5%	1	0.1%
Less Than -5.0%	1	0.1%
	852	100.0%

*   First day of secondary market trading.

36

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

37

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2012-
	July 1, 2012	December 31, 2012	During Period	December 31, 2012
Africa Index ETF
Actual	$1,000.00	$1,149.20	0.80%	$4.30
Hypothetical**	$1,000.00	$1,021.13	0.80%	$4.05
Brazil Small-Cap ETF
Actual	$1,000.00	$1,172.10	0.60%	$3.26
Hypothetical**	$1,000.00	$1,022.14	0.60%	$3.03
China ETF
Actual	$1,000.00	$1,044.70	0.72%	$3.68
Hypothetical**	$1,000.00	$1,021.53	0.72%	$3.64
Colombia ETF
Actual	$1,000.00	$1,152.50	0.75%	$4.05
Hypothetical**	$1,000.00	$1,021.37	0.75%	$3.81
Egypt Index ETF
Actual	$1,000.00	$1,091.10	0.95%	$5.01
Hypothetical**	$1,000.00	$1,020.35	0.95%	$4.84
Germany Small-Cap ETF
Actual	$1,000.00	$1,181.40	0.55%	$3.02
Hypothetical**	$1,000.00	$1,022.37	0.55%	$2.80
Gulf States Index ETF
Actual	$1,000.00	$1,052.50	0.99%	$5.13
Hypothetical**	$1,000.00	$1,020.13	0.99%	$5.05
India Small-Cap Index ETF
Actual	$1,000.00	$1,075.20	0.90%	$4.70
Hypothetical**	$1,000.00	$1,020.61	0.90%	$4.58
Indonesia Index ETF
Actual	$1,000.00	$1,067.40	0.57%	$2.98
Hypothetical**	$1,000.00	$1,022.25	0.57%	$2.92
Indonesia Small-Cap ETF
Actual	$1,000.00	$885.80	0.61%	$2.90
Hypothetical**	$1,000.00	$1,022.06	0.61%	$3.11
Latin America Small-Cap Index ETF
Actual	$1,000.00	$1,179.00	0.63%	$3.45
Hypothetical**	$1,000.00	$1,021.97	0.63%	$3.21
Poland ETF
Actual	$1,000.00	$1,223.20	0.61%	$3.43
Hypothetical**	$1,000.00	$1,022.05	0.61%	$3.12
Russia ETF
Actual	$1,000.00	$1,162.70	0.63%	$3.40
Hypothetical**	$1,000.00	$1,021.99	0.63%	$3.18
Russia Small-Cap ETF
Actual	$1,000.00	$1,085.40	0.70%	$3.65
Hypothetical**	$1,000.00	$1,021.63	0.70%	$3.54
Vietnam ETF
Actual	$1,000.00	$962.80	0.77%	$3.82
Hypothetical**	$1,000.00	$1,021.24	0.77%	$3.94
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012) multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
38

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Australia: 1.2%
137,327	Aquarius Platinum Ltd. * #	$121,953
234,964	Paladin Energy Ltd. * † #	259,355
138,254	Perseus Mining Ltd. * #	305,474
198,892	Resolute Mining Ltd. #	341,585
		1,028,367
Canada: 4.4%
144,466	First Quantum Minerals Ltd.	3,178,919
60,324	Nevsun Resources Ltd.	257,484
82,868	Semafo, Inc. †	284,632
		3,721,035
Egypt: 16.6%
703,857	Commercial International Bank Egypt SAE	3,823,224
377,750	Egyptian Financial Group-Hermes Holding SAE *	653,488
801,206	Egyptian Kuwaiti Holding Co.	1,025,544
94,648	El Sewedy Electric Co.	340,708
105,884	Orascom Construction Industries *	4,198,526
3,091,129	Orascom Telecom Holding SAE * #	1,945,816
2,967,485	Orascom Telecom Media And Technology Holding SAE	256,447
1,288,956	Talaat Moustafa Group *	897,197
402,370	Telecom Egypt	894,598
		14,035,548
Kenya: 0.9%
2,837,050	Equity Bank Ltd.	782,578
Morocco: 10.1%
78,282	Attijariwafa Bank	2,896,335
55,106	Banque Centrale Populaire #	1,281,539
48,649	Banque Marocaine du Commerce Exterieur #	919,954
163,378	Douja Promotion Groupe Addoha S.A.	1,216,681
176,164	Maroc Telecom #	2,202,346
		8,516,855
Nigeria: 21.5%
38,465,828	FBN Holdings Plc #	3,887,900
34,357,094	Guaranty Trust Bank Plc	5,060,603
4,100,691	Nigerian Breweries Plc	3,860,401
36,544,928	United Bank for Africa Plc *	1,067,210
34,788,787	Zenith Bank Ltd.	4,342,193
		18,218,307

Number
of Shares		Value

South Africa: 25.6%
35,538	ABSA Group Ltd. #	$691,301
43,061	AngloGold Ashanti Ltd. #	1,345,683
35,347	Aspen Pharmacare Holdings Ltd. #	707,116
30,222	Bidvest Group Ltd. #	772,562
291,650	FirstRand Ltd. #	1,072,329
82,038	Gold Fields Ltd. #	1,017,543
61,095	Impala Platinum Holdings Ltd. #	1,220,853
175,940	MTN Group Ltd. #	3,700,300
46,340	Naspers Ltd. #	2,990,704
54,102	Remgro Ltd. #	1,020,248
210,180	Sanlam Ltd. #	1,118,276
57,296	Sasol Ltd. #	2,468,775
41,708	Shoprite Holdings Ltd. #	1,010,977
143,286	Standard Bank Group Ltd. #	2,019,400
35,138	Vodacom Group Ltd. † #	516,691
		21,672,758
United Kingdom: 19.6%
85,359	Acergy S.A. #	2,048,610
329,470	Afren Plc * #	715,409
75,346	African Minerals Ltd. * #	400,045
129,079	Lonmin Plc #	611,283
1,393,358	Old Mutual Plc #	4,094,988
113,499	Petra Diamonds Ltd. * #	209,001
27,869	Randgold Resources Ltd. (ADR)	2,765,998
275,091	Tullow Oil Plc #	5,738,647
		16,583,981
Total Common Stocks
(Cost: $78,646,795)		84,559,429
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.1%
(Cost: $893,073)
893,073	Bank of New York Overnight Government Fund	893,073
Total Investments: 101.0%
(Cost: $79,539,868)		85,452,502
Liabilities in excess of other assets: (1.0)%		(825,680)
NET ASSETS: 100.0%		$84,626,822

ADR	American Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $845,745.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $46,756,663 which represents 55.3% of net assets.

See Notes to Financial Statements

39

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	17.5%	$14,788,583
Communications	14.8	12,506,902
Consumer, Non-cyclical	6.6	5,578,494
Diversified	3.3	2,818,354
Energy	10.0	8,502,666
Financial	42.4	35,825,196
Industrial	5.4	4,539,234
	100.0%	$84,559,429

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$1,028,367	$—	$1,028,367
Canada	3,721,035	—	—	3,721,035
Egypt	12,089,732	1,945,816	—	14,035,548
Kenya	782,578	—	—	782,578
Morocco	4,113,016	4,403,839	—	8,516,855
Nigeria	14,330,407	3,887,900	—	18,218,307
South Africa	—	21,672,758	—	21,672,758
United Kingdom	2,765,998	13,817,983	—	16,583,981
Money Market Fund	893,073	—	—	893,073
Total	$38,695,839	$46,756,663	$—	$85,452,502

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $1,111,345 and transfers from Level 2 to Level 1 were $20,146,067. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

40

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 80.9%
Basic Materials: 4.2%
1,197,981	Colossus Minerals, Inc. (CAD) *	$5,552,119
8,543,084	Mirabela Nickel Ltd. (AUD) * #	4,382,677
4,571,084	MMX Mineracao e Metalicos S.A. *	9,934,712
1,461,600	Paranapanema S.A. *	3,540,677
		23,410,185
Communications: 3.5%
735,200	B2W Cia Global Do Varejo *	6,104,225
1,894,625	NII Holdings, Inc. (USD) * †	13,508,676
		19,612,901
Consumer, Cyclical: 16.0%
374,400	Arezzo Industria e Comercio S.A.	7,232,000
340,000	Autometal S.A.	3,490,501
3,178,208	Brookfield Incorporacoes S.A.	5,308,655
2,574,950	Even Construtora e Incorporadora S.A.	11,821,504
1,377,659	Gol Linhas Aereas Inteligentes S.A. (ADR) *	9,037,443
882,800	Grendene S.A.	7,109,828
403,250	International Meal Co. Holdings S.A.	4,982,772
735,150	Iochpe Maxion S.A.	9,819,952
481,700	Magazine Luiza S.A.	2,858,440
451,950	Mahle-Metal Leve S.A. Industria e Comercio	5,518,315
541,750	Marisa Lojas S.A.	8,607,144
278,400	Positivo Informatica S.A. *	685,292
1,233,250	Restoque Comercio e Confeccoes de Roupas S.A.	5,734,085
1,060,892	Rossi Residencial S.A. *	2,269,454
1,004,400	Tecnisa S.A.	3,953,829
		88,429,214
Consumer, Non-cyclical: 27.3%
221,600	Abril Educacao S.A.	4,330,265
602,250	American Banknote S.A.	13,383,334
1,170,000	Brazil Pharma S.A.	8,228,571
2,379,750	Diagnosticos da America S.A.	15,330,355
784,680	Estacio Participacoes S.A.	15,988,693
862,500	Fleury S.A.	9,709,707
1,151,639	Kroton Educacional S.A. *	26,013,824
1,624,800	Marfrig Alimentos S.A. *	6,729,330
949,850	Mills Estruturas e Servicos de Engenharia S.A.	15,772,845
1,020,650	Qualicorp S.A. *	10,572,887
1,029,350	Santos Brasil Participacoes S.A.	14,679,863
557,350	SLC Agricola S.A.	5,403,369
380,600	Technos S.A.	4,669,437
		150,812,480
Energy: 2.9%
2,288,050	HRT Participacoes em Petroleo S.A. *	5,285,703
1,154,800	QGEP Participacoes S.A.	7,399,744
15,558,063	Vanguarda Agro S.A. *	3,088,893
		15,774,340
Number of Shares		Value

Financial: 19.2%
590,450	Aliansce Shopping Centers S.A.	$7,053,679
1,403,900	Brasil Brokers Participacoes S.A.	4,662,525
666,200	Brasil Insurance Participacoes e Administracao S.A.	6,507,448
602,950	EZ Tec Empreendimentos e Participacoes S.A.	7,568,164
2,414,333	Gafisa S.A. (ADR) * †	11,226,648
702,640	GP Investments Ltd. (BDR) *	1,811,936
940,200	Helbor Empreendimentos S.A.	5,762,886
521,100	Iguatemi Empresa de Shopping Centers S.A.	6,932,730
1,011,100	JHSF Participacoes S.A.	4,251,805
335,061	LPS Brasil Consultoria de Imoveis S.A.	6,185,742
2,744,850	Odontoprev S.A.	14,384,489
12,111,300	PDG Realty S.A. Empreendimentos e Participacoes	19,579,196
2,527,300	Rossi Residencial S.A.	5,616,222
296,100	Sonae Sierra Brasil S.A.	4,663,846
		106,207,316
Industrial: 3.6%
2,280,900	LLX Logistica S.A. *	2,673,582
2,057,065	Magnesita Refratarios S.A.	8,288,540
931,150	OSX Brazil S.A. *	4,843,344
232,500	Tegma Gestao Logistica S.A.	3,974,359
		19,779,825
Utilities: 4.2%
688,550	Cia de Saneamento de Minas Gerais-COPA S.A.	14,712,607
947,353	Equatorial Energia S.A.	8,666,140
		23,378,747
Total Common Stocks
(Cost: $434,251,256)		447,405,008
PREFERRED STOCKS: 19.1%
Basic Materials: 0.6%
504,650	Cia de Ferro Ligas da Bahia	3,068,568
Communications: 0.6%
218,300	Saraiva S.A. Livreiros Editores	2,766,733
152,860	Telecomunicacoes Brasileiras S.A. *	597,255
		3,363,988
Consumer, Cyclical: 4.9%
977,065	Alpargatas S.A.	7,205,705
1,890,900	Marcopolo S.A.	11,913,363
1,311,750	Randon Implementos e Participacoes S.A.	8,129,967
		27,249,035
Consumer, Non-cyclical: 4.6%
1,214,600	Anhanguera Educacional Participacoes S.A.	20,507,312
388,550	Contax Participacoes S.A.	4,687,270
		25,194,582
Financial: 5.0%
576,826	Banco ABC Brasil S.A.	3,977,916
718,350	Banco Industrial e Comercial S.A.	2,350,645
1,851,713	Banco Panamericano S.A.	4,657,544
1,915,463	Sul America S.A.	16,558,581
		27,544,686

See Notes to Financial Statements

41

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Utilities: 3.4%
139,900	Cia de Gas de Sao Paulo	$3,997,143
265,450	Cia Energetica do Ceara	5,834,066
1,100,050	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	9,026,051
		18,857,260
Total Preferred Stocks
(Cost: $82,892,681)		105,278,119
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $517,143,937)		552,683,127
Number of Shares	Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.4%
(Cost: $13,420,775)
13,420,775	Bank of New York Overnight
Government Fund	$13,420,775
Total Investments: 102.4%
(Cost: $530,564,712)	566,103,902
Liabilities in excess of other assets: (2.4)%	(13,288,347)
NET ASSETS: 100.0%	$552,815,555

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,939,507.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,382,677 which represents 0.8% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$19,027,508	$4,382,677	$—	$23,410,185
Communications	19,612,901	—	—	19,612,901
Consumer, Cyclical	88,429,214	—	—	88,429,214
Consumer, Non-cyclical	150,812,480	—	—	150,812,480
Energy	15,774,340	—	—	15,774,340
Financial	106,207,316	—	—	106,207,316
Industrial	19,779,825	—	—	19,779,825
Utilities	23,378,747	—	—	23,378,747
Preferred Stocks*	105,278,119	—	—	105,278,119
Money Market Fund	13,420,775	—	—	13,420,775
Total	$561,721,225	$4,382,677	$—	$566,103,902

*   See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

42

CHINA ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

MONEY MARKET FUNDS: 66.9% (a)
4,436,169	Blackrock Federal Fund	$4,436,169
4,436,170	Dreyfus Government Cash Management Fund	4,436,170
4,436,170	Federated Government Obligation Fund	4,436,170
4,436,169	Fidelity Institutional Money Market Government Fund Class 1	4,436,169
4,436,169	Western Asset Institutional Government Money Market Fund	4,436,169
Total Money Market Funds
(Cost: $22,180,847)		22,180,847
Other assets less liabilities: 33.1%		10,987,831
NET ASSETS: 100.0%		$33,168,678

As of December 31, 2012, the Fund had an outstanding swap contract with the following terms:

Total Return Swap Contracts – Long Exposure
Rate paid by
	Referenced	Notional		the Fund	Termination	% of Net	Unrealized
Counterparty	Obligation	Amount	Rate	at 12/31/12	Date	Assets	Appreciation

Credit Suisse Securities	CSI 300 Total		3-Month Libor
(Europe) Limited	Return Index	$29,884,582	Plus 0.75%	1.07%	10/20/14	9.5%	$3,162,003

(a) All or a portion of these securities are segregated for swap collateral.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Money Market Funds	100.0%	$22,180,847

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Money Market Funds	$22,180,847	$—	$—	$22,180,847
Other financial instruments:
Swap Contracts	$—	$3,162,003	$—	$3,162,003

See Notes to Financial Statements

43

COLOMBIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 83.4%
Basic Materials: 2.7%
8,262	Continental Gold Ltd. (CAD) *	$73,508
26,086	Gran Colombia Gold Corp. (CAD) *	9,441
		82,949
Consumer, Cyclical: 4.3%
6,430	Almacenes Exito S.A.	129,182
Consumer, Non-cyclical: 5.0%
10,402	Grupo Nutresa S.A.	149,643
Energy: 25.2%
3,197	C&C Energia Ltd. (CAD) *	30,533
5,190	Canacol Energy Ltd. (CAD) *	16,644
3,991	Ecopetrol S.A. (ADR) †	238,143
22,258	Gran Tierra Energy, Inc. (USD) *	122,642
10,032	Pacific Rubiales Energy Corp. (CAD)	233,075
8,623	Parex Resources, Inc. (CAD) *	50,280
7,133	Petrominerales Ltd. (CAD) †	61,671
		752,988
Financial: 25.6%
10,858	BanColombia S.A.	184,346
3,121	BanColombia S.A. (ADR)	207,796
1,614,151	Bolsa de Valores de Colombia	27,131
6,896	Corp Financiera Colombiana S.A.	142,369
9,467	Grupo de Inversiones Suramericana S.A.	203,591
		765,233
Industrial: 10.0%
22,476	Cementos Argos S.A.	128,471
14,013	Grupo Argos S.A.	166,538
790,390	Tableros y Maderas de Caldas S.A.	3,735
		298,744
Utilities: 10.6%
29,236	Cia Colombiana de Inversiones S.A.	88,353
24,117	Interconexion Electrica S.A. E.S.P.	131,026
68,339	Isagen S.A. E.S.P.	96,881
		316,260
Total Common Stocks
(Cost: $2,323,789)		2,494,999
Number
of Shares		Value

PREFERRED STOCKS: 16.7%
Financial: 12.2%
8,691	Banco Davivienda S.A.	$115,487
147,666	Grupo Aval Acciones y Valores	108,639
6,324	Grupo de Inversiones Suramericana S.A.	139,579
		363,705
Industrial: 4.5%
11,248	Grupo Argos S.A.	135,715
Total Preferred Stocks
(Cost: $426,980)		499,420
MONEY MARKET FUND: 3.0%
(Cost: $90,351)
90,351	Dreyfus Government Cash Management Fund	90,351
Total Investments Before Collateral for Securities Loaned: 103.1%
(Cost: $2,841,120)		3,084,770
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4%
(Cost: $40,735)
40,735	Bank of New York Overnight Government Fund	40,735
Total Investments: 104.5%
(Cost: $2,881,855)		3,125,505
Liabilities in excess of other assets: (4.5)%		(135,197)
NET ASSETS: 100.0%		$2,990,308

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $39,201.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$2,494,999	$—	$—	$2,494,999
Preferred Stocks*	499,420	—	—	499,420
Money Market Funds	131,086	—	—	131,086
Total	$3,125,505	$—	$—	$3,125,505
* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

44

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 13.7%
1,868,887	Cenatamin Plc (GBP) * #	$1,218,863
209,724	Egyptian Financial & Industrial Co. *	326,893
1,027,534	Ezz Steel #	1,607,272
876,440	Sidi Kerir Petrochemcials Co. #	1,819,602
		4,972,630
Communications: 17.0%
820,321	Orascom Telecom Holding SAE (GDR) * † Reg S	2,574,167
2,721,393	Orascom Telecom Media And Technology Holding SAE (GDR) # Reg S	1,156,423
1,102,044	Telecom Egypt	2,450,199
		6,180,789
Consumer, Cyclical: 1.8%
930,195	Arab Cotton Ginning Co.	643,091
Consumer, Non-cyclical: 5.1%
1,537,904	Juhayna Food Industries	1,858,239
Diversified: 6.8%
1,924,026	Egyptian Kuwaiti Holding Co. (USD)	2,462,753
Energy: 7.7%
2,100,616	Circle Oil Plc (GBP) *	542,060
658,512	Maridive & Oil Services SAE (USD) * #	766,735
158,918	Transglobe Energy Corp. (CAD) *	1,489,108
		2,797,903
Number
of Shares		Value

Financial: 36.0%
3,630,488	Amer Group Holding	$365,083
2,982,033	Citadel Capital Corp. *	1,771,129
509,330	Commercial International Bank Egypt SAE	2,766,589
935,987	Egyptian Financial Group-Hermes Holding SAE *	1,619,210
2,496,655	Egyptian for Tourism Resorts Co. *	411,902
248,566	National Societe Generale Bank SAE #	1,369,583
2,209,403	Palm Hills Developments SAE *	847,053
1,323,984	Pioneers Holding *	1,011,032
274,399	Six of October Development & Investment Co. *	876,528
2,930,059	Talaat Moustafa Group *	2,039,511
		13,077,620
Industrial: 11.8%
410,500	El Sewedy Electric Co.	1,477,693
70,371	Orascom Construction Industries (GDR) * † Reg S	2,828,914
		4,306,607
Total Common Stocks
(Cost: $38,042,011)		36,299,632
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 10.6%
(Cost: $3,827,510)
3,827,510	Bank of New York Overnight Government Fund	3,827,510
Total Investments: 110.5%
(Cost: $41,869,521)		40,127,142
Liabilities in excess of other assets: (10.5)%		(3,801,922)
NET ASSETS: 100.0%		$36,325,220

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,637,999.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,938,478 which represents 21.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

45

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$326,893	$4,645,737	$—	$4,972,630
Communications	5,024,366	1,156,423	—	6,180,789
Consumer, Cyclical	643,091	—	—	643,091
Consumer, Non-cyclical	1,858,239	—	—	1,858,239
Diversified	2,462,753	—	—	2,462,753
Energy	2,031,168	766,735	—	2,797,903
Financial	11,708,037	1,369,583	—	13,077,620
Industrial	4,306,607	—	—	4,306,607
Money Market Fund	3,827,510	—	—	3,827,510
Total	$32,188,664	$7,938,478	$—	$40,127,142

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $1,506,613 and transfers from Level 2 to Level 1 were $22,144,868. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

46

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 94.5%
Basic Materials: 8.5%
840	H&R WASAG A.G.	$13,096
1,980	SGL Carbon S.E. #	78,837
8,034	Symrise A.G. #	288,304
		380,237
Communications: 8.6%
2,681	ADVA A.G. Optical Networking #	14,136
2,908	Drillisch A.G. #	42,958
7,001	Freenet A.G. #	129,601
6,833	QSC A.G. #	19,078
30,025	Sky Deutschland A.G. #	166,316
1,269	Stroer Out-of-Home Media A.G. * #	11,139
		383,228
Consumer, Cyclical: 13.1%
1,594	BayWa A.G. #	68,761
1,253	Beter Bed Holding NV	21,806
1,581	CTS Eventim A.G. #	55,643
340	Delticom A.G.	14,479
2,131	ElringKlinger A.G. #	72,190
1,641	Gerry Weber International A.G. #	79,390
696	Grammer A.G. #	14,781
1,809	NORMA Group A.G. #	50,128
7,404	Praktiker A.G. * #	11,335
223	Rational A.G. #	64,341
3,020	SAF-Holland S.A. * #	21,079
201	Tipp24 S.E. *	9,965
9,728	TUI A.G. #	101,609
		585,507
Consumer, Non-cyclical: 12.9%
334	Bertrandt A.G. #	33,494
1,995	Carl Zeiss Meditec A.G. #	57,449
4,983	Evotec A.G. #	17,416
1,126	GFK S.E.	57,288
1,473	Hamburger Hafen und Logistik AG #	34,767
1,406	Morphosys A.G. #	54,459
786	Sixt A.G. #	16,264
3,909	Stada Arzneimittel A.G. #	126,357
7,313	Wirecard A.G. #	180,327
		577,821
Energy: 0.5%
1,311	CropEnergies A.G.	8,936
3,865	Nordex S.E. * #	15,337
		24,273
Number
of Shares		Value

Financial: 17.8%
1,888	Aareal Bank A.G. #	$39,490
2,956	CA Immobilien Anlagen A.G. #	40,996
1,881	Comdirect Bank A.G.	19,567
4,008	Conwert Immobilien Invest S.E. #	51,804
613	Deutsche Beteiligungs A.G. #	15,811
2,949	Deutsche Euroshop A.G. #	123,620
8,803	Deutsche Wohnen A.G. #	163,236
1,794	DIC Asset A.G. #	17,351
4,196	GAGFAH S.A. * #	49,208
3,329	GSW Immobilien A.G. #	140,872
10,199	IVG Immobilien A.G. #	25,993
8,888	TAG Immobilien A.G. †	111,262
		799,210
Industrial: 26.2%
638	Asian Bamboo A.G.	4,416
2,363	Aurubis A.G. #	168,847
2,724	Balda A.G. #	12,132
624	Bauer A.G. #	15,963
2,105	Canadian Solar, Inc. (USD) * †	7,157
898	CENTROTEC Sustainable A.G. #	16,012
1,948	Deutz A.G. #	9,156
800	Duerr A.G. #	71,602
2,003	Gerresheimer A.G. #	106,304
3,374	Gildemeister A.G. #	68,670
14,940	Heidelberger Druckmaschinen A.G. #	24,392
1,122	Indus Holding A.G. #	30,006
2,527	Jenoptik A.G. #	24,769
6,991	Kloeckner & Co. S.E. * #	83,489
841	Krones A.G. #	52,336
1,474	KUKA A.G. #	54,083
2,290	Leoni A.G. #	87,018
629	Pfeiffer Vacuum Technology A.G. #	76,561
2,664	Rheinmetall A.G. #	129,264
1,949	Rofin-Sinar Technologies, Inc. (USD)	42,254
705	SMA Solar Technology A.G. #	17,838
5,559	Solarworld A.G. † #	7,803
185	Vossloh A.G. #	18,207
675	VTG A.G. #	10,823
1,573	Wacker Neuson S.E. #	21,572
4,970	Yingli Green Energy Holding Co. Ltd. (ADR) * †	11,680
		1,172,354
Technology: 6.9%
6,361	Aixtron S.E. (ADR) †	76,014
913	Bechtle A.G. #	36,966
4,198	Dialog Semiconductor Plc #	74,276
2,615	Kontron A.G. #	14,230
1,326	Suss Microtec A.G. * #	14,893
2,017	Wincor Nixdorf A.G. #	95,015
		311,394
Total Common Stocks
(Cost: $4,381,252)		4,234,024

See Notes to Financial Statements

47

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
(continued)

Number
of Shares		Value

PREFERRED STOCKS: 1.9%
Consumer, Non-cyclical: 0.9%
418	Draegerwerk A.G. & Co. KGaA #	$42,268
Industrial: 1.0%
1,121	Jungheinrich A.G. #	43,679
Total Preferred Stocks
(Cost: $87,684)		85,947
REAL ESTATE INVESTMENT TRUSTS: 3.5%
Financial: 3.5%
4,924	Alstria Office A.G.	60,056
3,615	Dundee International	39,683
43,877	Hansteen Holdings Plc (GBP) #	57,619
Total Real Estate Investment Trusts
(Cost: $155,595)		157,358
Number
of Shares		Value

MONEY MARKET FUND: 1.2%
(Cost: $51,045)
51,045	Dreyfus Government Cash Management Fund	$51,045
Total Investments Before Collateral for
Securities Loaned: 101.1%
(Cost: $4,675,576)		4,528,374
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 2.8%
(Cost: $128,589)
128,589	Bank of New York Overnight Government Fund	128,589
Total Investments: 103.9%
(Cost: $4,804,165)		4,656,963
Liabilities in excess of other assets: (3.9)%		(176,659)
NET ASSETS: 100.0%		$4,480,304

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $123,342.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,979,670 which represents 88.8% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$13,096	$367,141	$—	$380,237
Communications	–	383,228	–	383,228
Consumer, Cyclical	46,250	539,257	–	585,507
Consumer, Non-cyclical	57,288	520,533	–	577,821
Energy	8,936	15,337	–	24,273
Financial	130,829	668,381	–	799,210
Industrial	65,507	1,106,847	–	1,172,354
Technology	76,014	235,380	–	311,394
Preferred Stocks*	–	85,947	–	85,947
Real Estate Investment Trusts*	99,739	57,619	–	157,358
Money Market Funds	179,634	–	–	179,634
Total	$677,293	$3,979,670	$—	$4,656,963

*   See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $34,135 and transfers from Level 2 to Level 1 were $170,327. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 100.0%
Bahrain: 2.8%
515,286	Ahli United Bank BSC (USD)	$291,137
Kuwait: 38.2%
75,000	Boubyan Bank KSC *	170,697
75,000	Boubyan Petrochemicals Co. #	155,463
93,813	Burgan Bank	176,817
245,500	Gulf Bank KSC * #	367,553
271,390	Kuwait Finance House	781,742
97,842	Kuwait Investment Projects Co. KSCC #	136,144
45,000	Mabanee Co. SAKC #	189,012
285,000	Mobile Telecommunications Co. KSC	790,541
236,991	National Bank of Kuwait SAK	809,073
185,000	National Industries Group Holding S.A. * #	141,134
110,000	Public Warehousing Co. KSC #	201,424
		3,919,600
Norway: 1.8%
110,748	DNO International ASA * #	186,716
Oman: 3.2%
139,392	Bank Muscat SAOG #	209,418
55,639	Omani Qatari Telecommunications Co. SAOG #	66,919
37,507	Renaissance Services SAOG * #	49,693
		326,030
Qatar: 27.2%
18,478	Barwa Real Estate Co. QSC #	139,665
8,930	Commercial Bank of Qatar #	174,330
7,460	Doha Bank QSC #	103,510
69,804	Masraf Al Rayan QSC	475,265
4,749	Qatar Electricity & Water Co. QSC #	173,440
1,481	Qatar Fuel Co. #	111,622
25,256	Qatar Gas Transport Co. Ltd. Nakilat #	105,920
5,750	Qatar International Islamic Bank #	82,169
9,425	Qatar Islamic Bank SAQ	194,143
15,949	Qatar National Bank SAQ #	575,138
5,438	Qatar Navigation #	94,719
13,382	Qatar Telecom (Qtel) QSC #	383,652
80,289	Vodafone Qatar QSC * #	184,940
		2,798,513
Number
of Shares		Value

United Arab Emirates: 26.8%
382,624	Abu Dhabi Commercial Bank #	$316,411
434,340	Air Arabia PJSC #	98,860
310,377	Aldar Properties PJSC #	108,819
131,192	Arabtec Holding Co. PJSC #	80,932
614,276	Dana Gas PJSC * #	76,090
31,531	DP World Ltd. (USD) #	371,730
303,909	Dubai Financial Market PJSC * #	85,466
108,226	Dubai Islamic Bank #	59,541
567,398	Emaar Properties PJSC #	586,185
142,457	First Gulf Bank PJSC #	451,433
183,986	National Bank of Abu Dhabi PJSC #	520,158
		2,755,625
Total Common Stocks
(Cost: $9,094,959)		10,277,621

Principal
Amount

CONVERTIBLE BOND: 0.0%
(Cost: $2,185)
Oman: 0.0%
$841	Bank Muscat SAOG 7.00%, 03/20/14	2,621

Number
of Shares

MONEY MARKET FUND: 1.0%
(Cost: $99,124)
99,124	Dreyfus Government Cash Management Fund	99,124
Total Investments: 101.0%
(Cost: $9,196,268)		10,379,366
Liabilities in excess of other assets: (1.0)%		(101,494)
NET ASSETS: 100.0%		$10,277,872

USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,588,206 which represents 64.1% of net assets.

See Notes to Financial Statements

49

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	1.5%	$155,463
Communications	13.7	1,426,052
Consumer, Cyclical	2.9	300,284
Consumer, Non-cyclical	3.6	371,730
Diversified	1.3	136,144
Energy	4.1	424,121
Financial	64.3	6,681,291
Industrial	4.9	505,797
Utilities	2.7	279,360
Money Market Fund	1.0	99,124
	100.0%	$10,379,366

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bahrain	$291,137	$—	$—	$291,137
Kuwait	2,728,870	1,190,730	–	3,919,600
Norway	–	186,716	–	186,716
Oman	–	326,030	–	326,030
Qatar	669,408	2,129,105	–	2,798,513
United Arab Emirates	–	2,755,625	–	2,755,625
Convertible Bond	–	2,621	–	2,621
Money Market Fund	99,124	–	–	99,124
Total	$3,788,539	$6,590,827	$—	$10,379,366

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $735,595 and transfers from Level 2 to Level 1 were $2,840,866. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

50

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 2.9%
78,635	Andhra Pradesh Paper Mills * #	$401,580
500,874	Chambal Fertilizers & Chemicals Ltd. #	621,577
411,070	Gujarat State Fertilisers & Chemicals Ltd. #	502,983
4,976,362	Ispat Industries Ltd. * #	939,500
66,590	Jindal Poly Films Ltd. #	216,286
		2,681,926
Communications: 6.1%
136,924	DEN Networks Ltd. * #	495,574
307,024	Hathway Cable & Datacom Ltd. * #	1,616,981
1,191,499	Mahanagar Telephone Nigam * #	583,414
150,070	Makemytrip Ltd. (USD) *	1,866,871
254,759	Rediff.com India Ltd. (ADR) *	720,968
744,079	Sterlite Technologies Ltd. #	425,632
		5,709,440
Consumer, Cyclical: 19.7%
2,699,203	Alok Industries Ltd. #	549,773
861,943	Amtek Auto Ltd. #	1,398,679
1,332,435	Amtek India Ltd. #	2,595,893
199,648	Arvind Ltd. #	367,969
266,327	Bombay Dyeing & Manufacturing Co. Ltd. #	665,500
481,211	Cox & Kings Ltd. #	1,193,077
142,017	Eros International Media Ltd. * #	537,226
253,266	Gitanjali Gems Ltd. #	2,471,226
126,171	Jet Airways India Ltd. * #	1,297,213
6,927	MRF Ltd. #	1,639,195
710,711	Rajesh Exports Ltd. #	1,811,185
73,874	Raymond Ltd. #	623,983
99,117	Shree Ganesh Jewellry House Ltd. #	212,748
707,845	SpiceJet Ltd. * #	574,650
83,221	SRF Ltd. #	306,052
118,634	State Trading Corp. India of Ltd. #	481,421
126,019	Timken India Ltd. * #	446,749
10,705	TTK Prestige Ltd. #	665,150
939,358	TVS Motor Co. Ltd.	717,506
		18,555,195
Consumer, Non-cyclical: 6.9%
25,070	Aanjaneya Lifecare Ltd. #	351,739
600,642	Aurobindo Pharma Ltd. #	2,092,490
2,253,651	Bajaj Hindusthan Ltd. #	1,041,426
903,123	Balrampur Chini Mills Ltd. * #	817,293
56,457	McLeod Russel India Ltd. #	361,064
133,244	Orchid Chemicals & Pharmaceuticals Ltd. #	247,674
3,129,483	REI Agro Ltd. #	609,400
1,615,912	Shree Renuka Sugars Ltd. * #	954,776
		6,475,862
Diversified: 3.6%
59,856	Aban Offshore Ltd. #	417,564
119,982	Century Textile & Industries Ltd. #	915,887
347,802	Delta Corp Ltd. #	470,302
1,338,890	Sintex Industries Ltd. #	1,619,185
		3,422,938
Number
of Shares		Value

Energy: 1.8%
2,526,844	Gujarat NRE Coke Ltd. #	$939,703
235,580	Hindustan Oil Exploration Co. Ltd. * #	444,507
31,154	Reliance Industrial Infrastructure Ltd. #	256,271
		1,640,481
Financial: 25.3%
558,106	Anant Raj Industries Ltd. #	923,177
418,243	DB Realty Ltd. * #	1,208,587
848,434	Development Credit Bank Ltd. * #	764,431
251,824	Dewan Housing Finance Corp. Ltd. #	840,105
102,992	Financial Technologies India Ltd.	2,123,846
167,115	Future Capital Holdings Ltd.	577,536
2,161,224	Housing Development & Infrastructure Ltd. * #	4,464,041
2,054,138	IFCI Ltd. #	1,263,971
1,047,607	India Infoline Ltd. #	1,657,877
1,589,216	Indiabulls Real Estate Ltd. * #	2,208,763
534,238	Karnataka Bank Ltd. #	1,651,903
867,769	Manappuram Finance Ltd. #	542,032
12,634	Onelife Capital Advisors Ltd. * #	168,636
1,010,100	Parsvnath Developers Ltd. * #	716,550
390,709	SKS Microfinance Ltd. * #	1,168,330
2,292,180	SREI Infrastructure Finance Ltd. #	1,869,165
589,644	United Bank of India Ltd. #	877,594
681,598	Vijaya Bank Ltd. #	789,127
		23,815,671
Industrial: 20.8%
140,290	A2Z Maintenance and Engineering Services Ltd. * #	146,116
87,552	ABG Shipyard Ltd. *	576,303
71,601	BEML Ltd. #	367,779
117,866	BGR Energy Systems Ltd. #	568,610
797,187	Era Infra Engineering Ltd. #	1,973,788
400,426	Escorts Ltd. #	546,071
708,439	Gateway Distriparks Ltd. #	1,832,502
105,421	Gravita India Ltd. #	355,628
1,616,597	Hindustan Construction Co. Ltd. * #	537,774
290,479	India Cements Ltd. #	486,081
2,005,034	IVRCL Infrastructures & Projects Ltd. * #	1,686,127
322,155	Jai Corp. Ltd. #	402,775
524,283	Jain Irrigation Systems Ltd. #	726,083
388,691	Madras Cements Ltd. #	1,755,345
749,961	Nagarjuna Construction Co. Ltd. #	797,930
132,062	Patel Engineering Ltd. #	196,371
203,342	Praj Industries Ltd. #	180,402
995,254	Prism Cement Ltd. #	911,686
1,855,697	Punj Lloyd Ltd. #	2,060,623
5,958,978	Suzlon Energy Ltd. * #	2,045,466
93,117	Uflex Ltd. #	166,327
194,377	VIP Industries Ltd. #	303,272
469,958	Welspun Corp. Ltd. #	922,026
		19,545,085

See Notes to Financial Statements

51

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Number
of Shares		Value

Technology: 8.7%
369,605	Educomp Solutions Ltd. #	$949,120
1,453,100	Hexaware Technologies Ltd. #	2,284,983
338,585	KPIT Cummins Infosystems Ltd. #	687,927
176,611	MindTree Ltd.	2,201,110
383,204	NIIT Ltd. #	200,334
113,739	NIIT Technologies Ltd. #	504,749
282,194	Polaris Software Lab Ltd. #	593,398
693,447	Rolta India Ltd. #	787,574
		8,209,195
Utilities: 4.1%
71,240	BF Utilities Ltd. * #	441,780
2,307,911	GVK Power & Infrastructure Ltd. * #	579,826
171,503	Kalpataru Power Transmission Ltd. #	296,457
4,139,821	Lanco Infratech Ltd. * #	1,042,313
1,094,215	PTC India Ltd. #	1,482,218
		3,842,594
Total Common Stocks
(Cost: $94,130,498)		93,898,387
Number
of Shares		Value

MONEY MARKET FUND: 6.6%
(Cost: $6,182,097)
6,182,097	Dreyfus Government Cash Management Fund	$6,182,097
Total Investments: 106.5%
(Cost: $100,312,595)		100,080,484
Liabilities in excess of other assets: (6.5)%		(6,081,476)
NET ASSETS: 100.0%		$93,999,008

ADR	American Depositary Receipt
USD	United States Dollar
(a)	Represents consolidated Schedule of Investments
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $85,114,247 which represents 90.5% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$–	$2,681,926	$–	$2,681,926
Communications	2,587,839	3,121,601	–	5,709,440
Consumer, Cyclical	717,506	17,837,689	–	18,555,195
Consumer, Non-cyclical	–	6,475,862	–	6,475,862
Diversified	–	3,422,938	–	3,422,938
Energy	–	1,640,481	–	1,640,481
Financial	2,701,382	21,114,289	–	23,815,671
Industrial	576,303	18,968,782	–	19,545,085
Technology	2,201,110	6,008,085	–	8,209,195
Utilities	–	3,842,594	–	3,842,594
Money Market Fund	6,182,097	–	–	6,182,097
Total	$14,966,237	$85,114,247	$–	$100,080,484

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $1,129,015. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 2.2%
13,960,000	Aneka Tambang Tbk PT #	$1,864,632
19,976,000	Borneo Lumbung Energi & Metal Tbk PT * #	1,127,488
20,493,500	Delta Dunia Makmur Tbk PT * #	327,322
64,878,000	G-Resources Group Ltd. (HKD) * #	3,086,255
8,725,000	International Nickel Indonesia Tbk PT #	2,141,576
2,159,619	Intrepid Mines Ltd. (AUD) * #	475,344
		9,022,617
Communications: 9.8%
3,408,000	Indosat Tbk PT #	2,287,648
21,592,000	Media Nusantara Citra Tbk PT #	5,609,883
746,049	Telekomunikasi Indonesia Tbk PT (ADR)	27,566,511
7,130,500	XL Axiata Tbk PT #	4,231,059
		39,695,101
Consumer, Cyclical: 11.4%
41,892,500	Astra International Tbk PT #	33,185,059
327,000	Jardine Cycle & Carriage Ltd. (SGD) #	13,024,873
		46,209,932
Consumer, Non-cyclical: 21.4%
1,316,500	Astra Agro Lestari Tbk PT #	2,703,128
30,170,500	Charoen Pokphand Indonesia Tbk PT #	11,482,545
7,368,000	First Pacific Company Ltd. (HKD) #	8,136,589
26,841,000	Golden Agri-Resources Ltd. (SGD) #	14,445,095
1,931,000	Gudang Garam Tbk PT #	11,314,454
18,357,500	Indofood Sukses Makmur Tbk PT #	11,166,937
8,530,500	Jasa Marga Persero Tbk PT #	4,832,319
84,935,500	Kalbe Farma Tbk PT #	9,360,175
11,697,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	2,802,028
4,785,500	Unilever Indonesia Tbk PT #	10,375,046
		86,618,316

Number of Shares		Value

Energy: 9.7%
53,500,000	Adaro Energy Tbk PT #	$8,874,781
875,000	Banpu PCL (THB) #	11,876,037
271,738	Bumi Plc (GBP) * #	1,234,099
61,674,000	Bumi Resources Tbk PT #	3,804,402
1,654,000	Indo Tambangraya Megah Tbk PT #	7,160,290
5,713,500	Medco Energi Internasional Tbk PT #	971,414
3,372,000	Tambang Batubara Bukit Asam Tbk PT #	5,316,091
		39,237,114
Financial: 27.8%
33,065,000	Bank Central Asia Tbk PT #	31,328,670
12,825,348	Bank Danamon Indonesia Tbk PT #	7,527,284
28,908,151	Bank Mandiri Persero Tbk PT #	24,419,122
31,191,932	Bank Negara Indonesia Persero Tbk PT #	12,021,726
35,209,500	Bank Rakyat Indonesia Tbk PT #	25,535,835
29,265,500	Bumi Serpong Damai Tbk PT #	3,385,246
79,129,500	Lippo Karawaci Tbk PT #	8,232,369
		112,450,252
Industrial: 12.6%
7,543,000	Indocement Tunggal Prakarsa Tbk PT #	17,620,783
12,153,500	Semen Gresik Persero Tbk PT #	20,075,398
6,395,469	United Tractors Tbk PT #	13,192,647
		50,888,828
Utilities: 5.1%
43,587,000	Perusahaan Gas Negara Tbk PT #	20,871,329
Total Common Stocks
(Cost: $432,737,050)		404,993,489
Other assets less liabilities: 0.0%		101,959
NET ASSETS: 100.0%		$405,095,448

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $377,426,978 which represents 93.2% of net assets.

See Notes to Financial Statements

53

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$9,022,617	$–	$9,022,617
Communications	27,566,511	12,128,590	–	39,695,101
Consumer, Cyclical	–	46,209,932	–	46,209,932
Consumer, Non-cyclical	–	86,618,316	–	86,618,316
Energy	–	39,237,114	–	39,237,114
Financial	–	112,450,252	–	112,450,252
Industrial	–	50,888,828	–	50,888,828
Utilities	–	20,871,329	–	20,871,329
Total	$27,566,511	$377,426,978	$–	$404,993,489

See Notes to Financial Statements

54

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 95.2%
Basic Materials: 4.2%
2,339,500	Delta Dunia Makmur Tbk PT * #	$37,367
246,549	Intrepid Mines Ltd. (AUD) * #	54,267
		91,634
Consumer, Cyclical: 4.6%
360,700	Energy Earth PCL (THB) * #	88,130
288,500	Intraco Penta Tbk PT #	13,558
		101,688
Consumer, Non-cyclical: 19.5%
6,222,000	Bakrie Sumatera Plantations Tbk PT #	60,281
695,500	BW Plantation Tbk PT #	100,004
636,500	Citra Marga Nusaphala Persada Tbk PT #	111,477
331,500	Malindo Feedmill Tbk PT #	81,939
297,500	Sampoerna Agro PT #	77,513
		431,214
Energy: 11.3%
6,345,500	Benakat Petroleum Energy Tbk PT * #	129,306
13,946,000	Energi Mega Persada Tbk PT * #	119,696
		249,002
Financial: 44.2%
16,380,500	Bakrieland Development Tbk PT * #	92,359
1,560,000	Bank Bukopin Tbk PT #	100,762
1,282,000	Bank Pembangunan Daerah Jawa Timur Tbk PT * #	50,680
933,000	Bekasi Fajar Industrial Estate Tbk PT * #	66,072
265,000	Gallant Venture Ltd. (SGD) * #	62,764
5,762,000	Kawasan Industri Jababeka Tbk PT * #	120,348
192,500	Lippo Cikarang Tbk PT * #	64,798
5,755,000	Panin Financial Tbk PT * #	80,961
9,090,500	Sentul City Tbk PT * #	179,326
1,405,000	Surya Semesta Internusa Tbk PT #	158,363
		976,433

Number of Shares		Value

Industrial: 11.4%
670,500	Pembangunan Perumahan Persero Tbk PT #	$57,857
1,621,000	Trada Maritime Tbk PT * #	194,228
		252,085
Total Common Stocks
(Cost: $2,819,438)		2,102,056
REAL ESTATE INVESTMENT TRUST: 4.8%
(Cost: $84,128)
264,000	Lippo Malls Indonesia Retail Trust #	106,349
MONEY MARKET FUND: 0.6%
(Cost: $12,968)
12,968	Dreyfus Government Cash Management Fund	12,968
Total Investments: 100.6%
(Cost: $2,916,534)		2,221,373
Liabilities in excess of other assets: (0.6)%		(13,425)
NET ASSETS: 100.0%		$2,207,948

AUD	Australian Dollar
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,208,405 which represents 100.0% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$–	$2,102,056	$–	$2,102,056
Real Estate Investment Trust	–	106,349	–	106,349
Money Market Fund	12,968	–	–	12,968
Total	$12,968	$2,208,405	$–	$2,221,373

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

55

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 92.1%
Argentina: 0.8%
2,772	Banco Macro S.A. (ADR) * †	$50,284
3,881	Cresud S.A.C.I.F. y A (ADR)	32,290
2,786	Grupo Financiero Galicia S.A. (ADR) †	18,443
		101,017
Australia: 1.3%
107,680	Beadell Resources Ltd. * #	111,255
117,284	Mirabela Nickel Ltd. * † #	60,168
		171,423
Bermuda: 0.2%
9,650	GP Investments Ltd. (BDR) (BRL) *	24,885
Brazil: 32.7%
3,000	Abril Educacao S.A.	58,623
8,150	Aliansce Shopping Centers S.A.	97,362
8,245	American Banknote S.A.	183,222
5,100	Arezzo Industria e Comercio S.A.	98,513
4,650	Autometal S.A.	47,738
10,071	B2W Cia Global Do Varejo *	83,618
19,250	Brasil Brokers Participacoes S.A.	63,932
9,100	Brasil Insurance Participacoes e Administracao S.A.	88,889
20,000	Brazil Pharma S.A.	140,659
43,669	Brookfield Incorporacoes S.A.	72,942
13,000	Equatorial Energia S.A.	118,921
10,750	Estacio Participacoes S.A.	219,043
11,850	Eternit S.A.	46,879
35,350	Even Construtora e Incorporadora S.A.	162,291
8,300	EZ Tec Empreendimentos e Participacoes S.A.	104,181
11,800	Fleury S.A.	132,840
33,145	Gafisa S.A. (ADR) * †	154,124
18,913	Gol Linhas Aereas Inteligentes S.A. (ADR) *	124,069
12,150	Grendene S.A.	97,853
12,900	Helbor Empreendimentos S.A.	79,070
31,400	HRT Participacoes em Petroleo S.A. *	72,538
7,200	Iguatemi Empresa de Shopping Centers S.A.	95,789
5,500	International Meal Co. Holdings S.A.	67,961
10,050	Iochpe Maxion S.A.	134,245
13,850	JHSF Participacoes S.A.	58,241
9,800	Julio Simoes Logistica S.A.	67,009
31,300	LLX Logistica S.A. *	36,689
4,560	LPS Brasil Consultoria de Imoveis S.A.	84,185
6,650	Magazine Luiza S.A.	39,462
28,250	Magnesita Refratarios S.A.	113,828
6,200	Mahle-Metal Leve S.A. Industria e Comercio	75,702
13,050	Mills Estruturas e Servicos de Engenharia S.A.	216,703
10,100	Minerva S.A.	55,445
62,800	MMX Mineracao e Metalicos S.A. *	136,488
12,800	OSX Brasil S.A. *	66,579
20,100	Paranapanema S.A. *	48,692
3,800	Positivo Informatica S.A. *	9,354
15,900	QGEP Participacoes S.A.	101,884
47,800	Refinaria de Petroleos de Manguinhos S.A. *	6,070

Number of Shares		Value

Brazil: (continued)
16,900	Restoque Comercio e Confeccoes de Roupas S.A.	$78,578
14,698	Rossi Residencial S.A. *	31,442
34,550	Rossi Residencial S.A.	76,778
14,100	Santos Brasil Participacoes S.A.	201,084
7,650	SLC Agricola S.A.	74,165
4,050	Sonae Sierra Brasil S.A.	63,791
4,500	T4F Entretenimento S.A.	17,231
5,250	Technos S.A.	64,410
13,750	Tecnisa S.A.	54,127
3,150	Tegma Gestao Logistica S.A.	53,846
4,900	UNICASA Industria de Moveis S.A.	26,779
75,275	Vanguarda Agro S.A. *	14,706
138,300	Vanguarda Agro S.A. *	27,694
4,985	Viver Incorporadora e Construtora S.A. *	1,534
		4,447,798
Canada: 21.4%
19,272	Alamos Gold, Inc.	338,088
19,007	Argonaut Gold, Inc. *	180,955
73,476	Aurcana Corp. *	68,697
58,303	B2Gold Corp. *	208,665
12,189	Bear Creek Mining Corp. *	40,561
5,969	C&C Energia Ltd. *	57,008
9,963	Canacol Energy Ltd *	31,951
54,724	Capstone Mining Corp. *	132,588
16,446	Colossus Minerals, Inc. *	76,220
15,407	Continental Gold Ltd. *	137,078
15,725	Endeavour Silver Corp. (USD) *	124,070
13,246	Exeter Resource Corp. (USD) *	16,028
19,991	Fortuna Silver Mines, Inc. *	83,405
41,507	Gran Tierra Energy, Inc. (USD) *	228,704
21,556	Great Panther Silver Ltd. (USD) *	32,981
7,633	MAG Silver Corp. * †	78,041
28,748	McEwen Mining, Inc. (USD) *	110,105
16,079	Parex Resources, Inc. *	93,755
13,303	Petrominerales Ltd.	115,015
25,380	Rio Alto Mining Ltd. *	129,872
12,615	Sandstorm Gold Ltd. *	148,382
31,592	Scorpio Mining Corp. *	32,713
13,017	Silver Standard Resources, Inc. (USD) *	193,823
37,655	Sulliden Gold Corp Ltd. *	35,206
97,395	Torex Gold Resources, Inc. *	215,411
		2,909,322
Chile: 11.1%
24,568	Administradora de Fondos de Pensiones Provida S.A.	166,780
41,912	AFP Habitat S.A.	80,970
83,929	AquaChile S.A. *	57,852
46,810	Besalco S.A.	85,536
660,510	Cia Sud Americana de Vapores S.A. *	58,994
46,255	Cruz Blanca Salud S.A.	58,936
23,101	Empresas Hites S.A.	19,784
364,295	Empresas Iansa S.A.	26,442
54,808	Inversiones Aguas Metropolitanas S.A.	110,456
381,745	Masisa S.A.	39,909
77,033	Parque Arauco S.A.	190,752
124,837	Ripley Corp. S.A.	119,048
51,495	Salfacorp S.A.	105,370

See Notes to Financial Statements

56

Number of Shares		Value

Chile: (continued)
737,702	Sociedad Matriz SAAM S.A. *	$88,447
65,095	Sonda S.A.	206,836
49,371	Vina Concha y Toro S.A.	96,173
		1,512,285
Colombia: 0.1%
288,151	Fabricato S.A. * #	12,259
Luxembourg: 0.7%
11,533	Adecoagro S.A. (USD) *	97,800
Mexico: 12.2%
103,112	Alsea S.A.B de C.V. *	205,565
109,850	Axtel S.A.B. de C.V. *	24,815
10,000	Banregio Grupo Financiero S.A.B. de C.V.	45,566
84,100	Bolsa Mexicana de Valores S.A.B. de C.V. †	212,099
10,400	Cia Minera Autlan S.A.B de C.V.	11,055
209,250	Consorcio ARA S.A.B. de C.V. *	66,856
67,950	Corp GEO S.A.B de C.V. *	79,482
62,700	Credito Real S.A.B. de C.V. *	106,228
2,525	Desarrolladora Homex S.A.B. de C.V. (ADR) *	31,512
16,083	Empresas ICA S.A.B. de C.V. (ADR) *	161,795
24,500	Gruma, S.A.B. de C.V. *	74,260
115,600	Grupo Aeromexico S.A.B. de C.V. *	172,600
12,050	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. †	32,720
25,550	Grupo Famsa S.A.B. de C.V. *	31,803
9,650	Grupo Simec S.A.B de C.V. *	45,688
476,400	TV Azteca S.A. de C.V.	310,688
67,700	Urbi Desarrollos Urbanos S.A.B. de C.V. *	42,475
		1,655,207
Panama: 0.7%
4,683	Banco Latinoamericano de Comercio Exterior S.A. (USD)	100,965
Peru: 0.6%
100,996	Ferreyros S.A.	87,048
Puerto Rico: 3.4%
7,200	Oriental Financial Group, Inc.	96,120
15,956	Popular, Inc. *	331,725
2,066	Triple-S Management Corp. *	38,159
		466,004
United Kingdom: 0.2%
83,835	Patagonia Gold Plc * #	30,858

Number of Shares		Value

United States: 6.7%
737	Apco Oil and Gas International, Inc. †	$9,072
15,080	BPZ Resources, Inc. *	47,502
4,197	First Cash Financial Services, Inc. *	208,255
6,088	Fresh Del Monte Produce, Inc.	160,419
5,265	Gold Resource Corp. †	81,134
6,101	Harvest Natural Resources, Inc. * †	55,336
18,765	International Minerals Corp. (CHF) #	85,532
26,010	NII Holdings, Inc. * †	185,451
3,866	Superior Industries International, Inc.	78,866
		911,567
Total Common Stocks (Cost: $13,043,986)		12,528,438
PREFERRED STOCKS: 7.9%
Brazil: 7.2%
16,700	Anhanguera Educacional Participacoes S.A.	281,963

7,943	Banco ABC Brasil S.A.	54,777
7,400	Banco Daycoval S.A.	36,684
9,850	Banco Industrial e Comercial S.A.	32,232
25,387	Banco Panamericano S.A.	63,855
6,900	Cia de Ferro Ligas da Bahia	41,956
3,600	Cia Energetica do Ceara	79,121
5,350	Contax Participacoes S.A.	64,540
26,000	Marcopolo S.A.	163,809
18,050	Randon Implementos e
	Participacoes S.A.	111,870
2,950	Saraiva S.A. Livreiros Editores	37,388
2,085	Telecomunicacoes Brasileiras S.A. *	8,146
		976,341
Chile: 0.7%
35,648	Coca-Cola Embonor S.A.	102,011
Total Preferred Stocks (Cost: $965,745)		1,078,352
MONEY MARKET FUND: 0.5%
(Cost: $60,222)
60,222	Dreyfus Government Cash Management Fund	60,222

Total Investments Before Collateral for Securities Loaned: 100.5%
(Cost: $14,069,953)		13,667,012
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.9%
(Cost: $802,167)
802,167	Bank of New York Overnight Government Fund	802,167

Total Investments: 106.4%
(Cost: $14,872,120)		14,469,179
Liabilities in excess of other assets: (6.4)%		(867,613)
NET ASSETS: 100.0%		$13,601,566

See Notes to Financial Statements

57

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CHF	Swiss Franc
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $767,929.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $300,072 which represents 2.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	22.5%	$3,075,624
Communications	4.8	650,106
Consumer, Cyclical	17.0	2,329,002
Consumer, Non-cyclical	17.8	2,437,039
Energy	6.3	861,235
Financial	18.9	2,580,241
Industrial	8.5	1,158,209
Technology	1.5	206,836
Utilities	2.3	308,498
Money Market Fund	0.4	60,222
	100.0%	$13,667,012

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$101,017	$—	$—	$101,017
Australia	—	171,423	—	171,423
Bermuda	24,885	—	—	24,885
Brazil	4,447,798	—	—	4,447,798
Canada	2,909,322	—	—	2,909,322
Chile	1,512,285	—	—	1,512,285
Colombia	—	12,259	—	12,259
Luxembourg	97,800	—	—	97,800
Mexico	1,655,207	—	—	1,655,207
Panama	100,965	—	—	100,965
Peru	87,048	—	—	87,048
Puerto Rico	466,004	—	—	466,004
United Kingdom	—	30,858	—	30,858
United States	826,035	85,532	—	911,567
Preferred Stocks*	1,078,352	—	—	1,078,352
Money Market Funds	862,389	—	—	862,389
Total	$14,169,107	$300,072	$—	$14,469,179

*   See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

58

POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 10.8%
41,806	KGHM Polska Miedz S.A. #	$2,582,863
50U8,967	Synthos S.A. #	899,463
		3,482,326
Communications: 8.8%
82,078	Cyfrowy Polsat S.A. *	435,200
312,794	Netia S.A. * #	434,974
369,531	Telekomunikacja Polska S.A. #	1,457,873
153,151	TVN S.A. #	491,430
		2,819,477
Consumer, Non-cyclical: 7.6%
76,779	Eurocash S.A.	1,084,120
70,968	Jeronimo Martins, SGPS, S.A. (EUR) #	1,370,654
		2,454,774
Energy: 20.0%
61,785	Grupa Lotos S.A. * #	826,122
40,407	Jastrzebska Spolka Weglowa S.A. #	1,211,403
17,214	Lubelski Wegiel Bogdanka S.A. #	759,994
120,484	Polski Koncern Naftowy Orlen S.A. * #	1,931,484
1,021,779	Polskie Gornictwo Naftowe I
	Gazownictwo S.A. * #	1,723,610
		6,452,613
Number of Shares		Value

Financial: 37.4%
33,063	Bank Handlowy w Warszawie S.A. #	$1,050,112
417,469	Bank Millennium S.A. * #	593,246
39,078	Bank Pekao S.A. #	2,120,702
12,796	BRE Bank S.A. * #	1,349,552
1,341,256	Get Bank S.A. * #	780,341
326,365	Getin Holding S.A. * #	298,008
232,753	Globe Trade Centre S.A. * #	747,767
217,287	PKO Bank Polski S.A. #	2,602,414
16,660	Powszechny Zaklad Ubezpieczen S.A. #	2,358,774
12,246	Warsaw Stock Exchange #	153,465
		12,054,381
Industrial: 0.5%
810,905	Polimex-Mostostal S.A. * #	164,295
659,772	Polimex-Mostostal S.A. Rights
	(PLN 0.52, expiring 04/14/14) * #	7,888
		172,183
Technology: 3.2%
70,660	Asseco Poland S.A. #	1,036,197
Utilities: 11.6%
93,834	Enea S.A. #	477,769
297,536	Polska Grupa Energetyczna S.A. #	1,755,489
985,140	Tauron Polska Energia S.A. #	1,513,327
		3,746,585
Total Common Stocks
(Cost: $35,976,281)		32,218,536
Other assets less liabilities: 0.1%		47,458
NET ASSETS: 100.0%		$32,265,994

EUR	Euro
PLN	Polish Zloty
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,699,216 which represents 95.1% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$—	$3,482,326	$—	$3,482,326
Communications	435,200	2,384,277	—	2,819,477
Consumer, Non-cyclical	1,084,120	1,370,654	—	2,454,774
Energy	—	6,452,613	—	6,452,613
Financial	—	12,054,381	—	12,054,381
Industrial	—	172,183	—	172,183
Technology	—	1,036,197	—	1,036,197
Utilities	—	3,746,585	—	3,746,585
Total	$1,519,320	$30,699,216	$—	$32,218,536

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $312,130. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

59

RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 94.4%
Basic Materials: 19.4%
3,670,688	Evraz Plc (GBP) #	$15,763,752
5,829,264	JSC MMC Norilsk Nickel (ADR) † #	109,131,354
1,177,367	Magnitogorsk Iron & Steel Works (GDR) * † # Reg S	5,302,431
1,099,643	Mechel OAO (ADR)	7,620,526
879,547	Novolipetsk Steel (GDR) † # Reg S	18,229,755
1,635,814	Petropavlovsk Plc (GBP) #	9,753,299
1,909,508	Polymetal International (GBP) #	37,006,656
3,856,558	Polyus Gold International Ltd. (GBP) * #	12,992,707
1,721,162	Severstal OAO (GDR) † # Reg S	21,387,123
16,345,000	United Company RUSAL Plc (HKD) * † #	10,418,031
1,803,290	Uralkali OJSC (GDR) #	69,880,119
		317,485,753
Communications: 12.4%
572,536	CTC Media, Inc. (USD)	4,454,330
613,754	Mail.ru Group Ltd. (GDR) # Reg S	21,437,325
3,900,512	Mobile TeleSystems OJSC (ADR)	72,744,549
2,256,167	Rostelecom OJSC (ADR) #	54,954,324
1,699,443	Sistema JSFC (GDR) † # Reg S	34,771,095
1,433,700	VimpelCom Ltd. (ADR)	15,039,513
		203,401,136
Consumer, Non-cyclical: 7.4%
383,206	Global Ports Investments Plc (GDR) † # Reg S	5,475,706
2,053,678	Magnit OAO (GDR) † # Reg S	83,493,860
394,879	O’Key Group S.A. (GDR) † Reg S	4,620,084
680,334	Pharmstandard (GDR) * Reg S	11,409,201
850,257	X5 Retail Group N.V. (GDR) * † # Reg S	15,391,127
		120,389,978
Energy: 38.4%
923,020	Alliance Oil Co. Ltd. * † #	7,578,059
387,692	Eurasia Drilling Co. Ltd. (GDR) † # Reg S	14,050,676
1,920,091	Lukoil (ADR) #	128,916,651
815,461	Novatek OAO (GDR) * # Reg S	99,622,958
13,853,318	OAO Gazprom (ADR) #	133,898,566
687,526	Raspadskaya OAO (USD) *	1,326,899
10,566,936	Rosneft Oil Co. (GDR) * #	95,749,691
8,003,105	Surgutneftegas OJSC (ADR) #	72,085,039
1,681,671	Tatneft (ADR) #	74,873,284
		628,101,823
Financial: 10.2%
1,663,247	LSR Group (GDR) † # Reg S	7,043,878
9,053,999	Sberbank of Russia (ADR) #	113,510,791
12,792,946	VTB Bank OJSC (GDR) † # Reg S	45,269,976
		165,824,645
Number of Shares		Value

Industrial: 1.5%
996,802	Globaltrans Investment Plc (GDR) † Reg S	$16,457,201
527,454	OAO TMK (GDR) † # Reg S	8,177,794
		24,634,995
Utilities: 5.1%
129,539,204	E.ON Russia JSC (USD)	11,136,485
2,589,586,271	Federal Grid Co. Unified Energy System JSC (USD) *	17,241,465
201,397,383	IDGC Holding JSC (USD) *	13,016,716
16,250,355,515	Inter Rao Ues OAO (USD) *	13,260,290
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	277,578
58,333,707	Mosenergo OAO (USD)	2,555,016
10,566,159	RusHydro OAO (ADR) #	25,078,134
		82,565,684
Total Common Stocks
(Cost: $1,719,872,275)		1,542,404,014
PREFERRED STOCKS: 5.7%
Energy: 4.4%
15,206	AK Transneft OAO (USD)	34,684,796
55,008,893	Surgutneftegas OJSC (USD)	36,149,974
		70,834,770
Financial: 1.3%
9,783,775	Sberbank of Russia (USD)	21,668,899
Total Preferred Stocks
(Cost: $92,879,452)		92,503,669
MONEY MARKET FUND: 0.4%
(Cost: $6,836,045)
6,836,045	Dreyfus Government Cash Management Fund	6,836,045

Total Investments Before Collateral for Securities Loaned: 100.5%
(Cost: $1,819,587,772)		1,641,743,728
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 8.5%
(Cost: $139,687,429)
139,687,429	Bank of New York Overnight Government Fund	139,687,429

Total Investments: 109.0%
(Cost: $1,959,275,201)		1,781,431,157
Liabilities in excess of other assets: (9.0)%		(147,201,233)
NET ASSETS: 100.0%		$1,634,229,924

See Notes to Financial Statements

60

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $132,848,210.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,351,521,739 which represents 82.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $277,578 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$7,620,526	$309,865,227	$–	$317,485,753
Communications	92,238,392	111,162,744	–	203,401,136
Consumer, Non-cyclical	16,029,285	104,360,693	–	120,389,978
Energy	1,326,899	626,774,924	–	628,101,823
Financial	–	165,824,645	–	165,824,645
Industrial	16,457,201	8,177,794	–	24,634,995
Utilities	57,209,972	25,078,134	277,578	82,565,684
Preferred Stocks*	92,503,669	–	–	92,503,669
Money Market Funds	146,523,474	–	–	146,523,474
Total	$429,909,418	$1,351,244,161	$277,578	$1,781,431,157
* See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $47,126,773 and transfers from Level 2 to Level 1 were $19,833,588. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

Common
Stocks
Utilities
Balance as of December 31, 2011	$117,735
Realized gain (loss)	—
Net change in unrealized appreciation	159,843
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2012	$277,578

See Notes to Financial Statements

61

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 92.9%
Basic Materials: 14.2%
4,874	Acron JSC (USD)	$223,476
144,212	Highland Gold Mining Ltd. (GBP) #	229,020
892,000	IRC Ltd. (HKD) * #	136,950
45,417	Nord Gold N.V. (GDR) * Reg S	199,472
64,198	Petropavlovsk Plc (GBP) #	382,771
		1,171,689
Communications: 4.1%
43,981	CTC Media, Inc. (USD)	342,172
Consumer, Cyclical: 5.4%
302,441	Aeroflot - Russian Airlines OJSC (USD)	447,457
Consumer, Non-cyclical: 17.6%
44,988	Central European Distribution Corp.(USD) * †	97,624
94,602	ITE Group Plc (GBP) #	381,724
30,334	O’Key Group S.A. (GDR) † Reg S	354,908
36,843	Pharmstandard (GDR) * Reg S	617,857
		1,452,113
Energy: 15.4%
66,358	Alliance Oil Co. Ltd. * #	544,804
58,265	Exillon Energy Plc (GBP) * #	162,861
102,752	Heritage Oil Ltd. (GBP) * #	321,746
2,235	IG Seismic Services Plc (GDR) * Reg S	42,465
52,814	Raspadskaya OAO (USD) *	101,929
80,179	RusPetro Plc (GBP) *	102,962
		1,276,767
Financial: 18.8%
64,287	Etalon Group Ltd. (GDR) * Reg S	350,364
114,759	LSR Group (GDR) † # Reg S	486,006
177,945	PIK Group (GDR) * † # Reg S	395,059
208,180	Raven Russia Ltd. (GBP) * #	215,264
36,507	Vostok Nafta Investment Ltd. #	109,640
		1,556,333

Number
of Shares		Value

Industrial: 12.8%
39,628	Globaltrans Investment Plc (GDR) Reg S	$654,258
25,536	Hydraulic Machines and Systems Group Plc (GDR) † Reg S	107,762
42,460	Novorossiysk Commercial Sea Port(GDR) † # Reg S	295,574
		1,057,594
Utilities: 4.6%
4,481,100	Mosenergo OAO (USD)	196,272
16,497,900	OGK-2 OAO (USD)	186,344
		382,616
Total Common Stocks
(Cost: $8,771,275)		7,686,741
PREFERRED STOCK: 7.6%
Energy: 7.6%
(Cost: $408,477)
278	AK Transneft OAO (USD)	634,116

Total Investments Before Collateral for
Securities Loaned: 100.5%
(Cost: $9,179,752)		8,320,857
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 10.4%
(Cost: $856,664)

856,664	Bank of New York Overnight Government Fund	856,664

Total Investments: 110.9%
(Cost: $10,036,416)		9,177,521
Liabilities in excess of other assets: (10.9)%		(901,051)
NET ASSETS: 100.0%		$8,276,470

GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $804,055.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,661,419 which represents 44.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

62

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$422,948	$748,741	$–	$1,171,689
Communications	342,172	–	–	342,172
Consumer, Cyclical	447,457	–	–	447,457
Consumer, Non-cyclical	1,070,389	381,724	–	1,452,113
Energy	247,356	1,029,411	–	1,276,767
Financial	350,364	1,205,969	–	1,556,333
Industrial	762,020	295,574	–	1,057,594
Utilities	382,616	–	–	382,616
Preferred Stock*	634,116	–	–	634,116
Money Market Fund	856,664	–	–	856,664
Total	$5,516,102	$3,661,419	$–	$9,177,521

*   See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $555,377. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

63

VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 96.4%
Basic Materials: 6.2%
4	Hoa Sen Group	$4
10,405,640	PetroVietnam Fertilizer & Chemical JSC	17,875,332
		17,875,336
Consumer, Cyclical: 5.0%
15,873,450	Minor International PCL (NVDR) (THB) #	10,238,177
280,640	Minor International PCL Warrants (THB 11.82, expiring 05/18/13) *	78,440
2,248,516	Parkson Holdings Bhd (MYR) #	3,844,236
		14,160,853
Consumer, Non-cyclical: 7.3%
10,695,900	Charoen Pokphand Foods (THB) #	11,854,641
18,929,686	Ocean Group JSC ‡	9,083,342
		20,937,983
Energy: 17.3%
2,498,466	Oil and Natural Gas Corp. Ltd. (INR) #	12,315,465
17,074,468	Petrovietnam Construction Co. *	4,588,149
4,659,206	PetroVietnam Drilling & Well Services JSC	8,383,888
2,236,247	Premier Oil Plc (GBP) * #	12,382,239
2,044,046	Soco International Plc (GBP) * #	12,027,577
		49,697,318
Financial: 37.8%
17,395,268	Bank for Foreign Trade of Vietnam JSC	22,703,996
12,649,626	Bao Viet Holdings #	23,453,841
10,080,623	HAGL JSC * #	10,497,132
15,348,392	PetroVietnam Finance JSC #	6,222,551
17,912,410	Saigon Thuong Tin Commercial JSB *	17,104,460
60	Saigon-Hanoi Commercial Joint Stock Bank #	17
25,019,549	Tan Tao Investment Industry Corp. ‡ * #	5,661,919
2	VietNam Joint Stock Commercial Bank for Industry and Trade *	2
5,937,925	Vingroup JSC *	22,794,338
		108,438,256

Number
of Shares		Value

Industrial: 18.3%
7	Development Investment Construction Corp. #	$4
10,179,691	Gamuda Bhd (MYR) #	12,157,271
5,412,806	Gemadept Corp. #	4,714,856
7,146,440	Hoa Phat Group JSC	7,201,307
19,347,715	Petroleum Technical Services Corp. #	12,767,448
12,194,100	Petroleum Technical Services Corp. Rights (VND 10,000, expiring 01/18/13) * #	757,743
5,404,930	Song Da Urban & Industrial Zone Investment & Development JSC ‡ *	5,653,910
22,625,897	Viet Nam Construction & Import-Export JSC ‡ * #	9,249,869
		52,502,408
Utilities: 4.5%
22,245,530	Pha Lai Thermal Power JSC ‡ * #	12,809,013
Total Common Stocks
(Cost: $284,817,594)		276,421,167

CLOSED-END FUND: 2.2%
(Cost: $5,487,328)
3,472,562	VinaCapital Vietnam Opportunity Fund *	6,389,167

MONEY MARKET FUND: 1.7%
(Cost: $4,705,835)
4,705,835	Dreyfus Government Cash Management Fund	4,705,835
Total Investments: 100.3%
(Cost: $295,010,757)		287,516,169

Liabilities in excess of other assets: (0.3)%		(844,547)
NET ASSETS: 100.0%		$286,671,622

GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit

NVDR	Non-Voting Depository Receipt
THB	Thai Baht
VND	Vietnamese Dong
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $160,953,999 which represents 56.1% of net assets.

See Notes to Financial Statements

64

A summary of the Fund’s transactions in securities of affiliates during the year ended December 31, 2012 is set forth below:

	Value as of					Value as of
	December 31,		Sales	Realized	Dividend	December 31,
Affiliates	2011	Purchases	Proceeds	Loss	Income	2012
Kim Long Securites Corp.	$3,855,422	$2,012,036	$6,249,346	$(2,108,421)	$–	$–
Ocean Group JSC	4,691,435	5,088,629	2,006,610	(2,515,095)	315,175	9,083,342
Petrovietnam Construction Co.	4,277,329	6,167,905	3,296,234	(5,575,570)	–	– (a)
Pha Lai Thermal Power JSC	4,552,136	6,932,773	2,048,574	(1,002,349)	–	12,809,013
Song Da Urban & Industrial Zone
Investment & Development JSC	2,207,004	5,579,058	908,301	(1,512,756)	–	5,653,910
Tan Tao Investment Industry Corp.	4,344,371	3,774,939	2,716,397	(2,154,484)	–	5,661,919
Viet Nam Construction &
Import-Export JSC	6,578,529	7,885,222	3,623,252	(3,836,163)	–	9,249,869
	$30,506,226	$37,440,562	$20,848,714	$(18,704,838)	$315,175	$42,458,053

(a) As of December 31, 2012, the security is still held by the Fund and is no longer classified as an affiliate.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$17,875,336	$–	$–	$17,875,336
Consumer, Cyclical	78,440	14,082,413	–	14,160,853
Consumer, Non-cyclical	9,083,342	11,854,641	–	20,937,983
Energy	12,972,037	36,725,281	–	49,697,318
Financial	62,602,796	45,835,460	–	108,438,256
Industrial	12,855,217	39,647,191	–	52,502,408
Utilities	–	12,809,013	–	12,809,013
Closed-End Fund	6,389,167	–	–	6,389,167
Money Market Fund	4,705,835	–	–	4,705,835
Total	$126,562,170	$160,953,999	$–	$287,516,169

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $341,681 and transfers from Level 2 to Level 1 were $67,594,452. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	Africa	Brazil			Colombia
	Index ETF	Small-Cap ETF	China ETF		ETF

Assets:
Investments, at value (1) (2)	$84,559,429	$552,683,127	$22,180,847		$3,084,770
Short term investment held as collateral for securities loaned (3)	893,073	13,420,775	–		40,735
Cash	300,018	–	7,770,000	(b)	2,543
Cash denominated in foreign currency, at value (4)	6,768	7,434,985	–		2,081
Receivables:
Investment securities sold	1,602,701	3,897,494	–		10
Shares sold	–	10,172	–		–
Due from Adviser	–	–	121,694		15,782
Dividends and interest	4,438	917,784	275		4,109
Swap contracts, at value	–	–	3,162,003		–
Prepaid expenses	1,166	7,219	216		42
Total assets	87,367,593	578,371,556	33,235,035		3,150,072

Liabilities:
Payables:
Investment securities purchased	1,598,713	591,144	–		4,452
Collateral for securities loaned	893,073	13,420,775	–		40,735
Line of credit	–	976,000	–		–
Shares redeemed	–	3,881,149	–		–
Due to Adviser	31,520	237,146	–		–
Due to custodian	–	6,200,103	–		–
Deferred Trustee fees	3,049	29,580	387		43
Accrued expenses	214,416	220,104	65,970		114,534
Total liabilities	2,740,771	25,556,001	66,357		159,764
NET ASSETS	$84,626,822	$552,815,555	$33,168,678		$2,990,308
Shares outstanding	2,750,000	13,100,000	1,000,000		150,000
Net asset value, redemption and offering price per share	$30.77	$42.20	$33.17		$19.94

Net assets consist of:
Aggregate paid in capital	$93,178,919	$564,462,918	$32,506,313		$2,886,219
Net unrealized appreciation (depreciation)	5,909,495	35,538,082	3,162,003		243,663
Undistributed (accumulated) net investment income (loss)	(132,322)	(625,742)	(2,499,638)		(18,518)
Accumulated net realized loss.	(14,329,270)	(46,559,703)	–		(121,056)
	$84,626,822	$552,815,555	$33,168,678		$2,990,308
(1) Value of securities on loan	$845,745	$12,939,507	$–		$39,201
(2) Cost of Investments	$78,646,795	$517,143,937	$22,180,847		$2,841,120
(3) Cost of short term investment held as collateral for securities loaned	$893,073	$13,420,775	$–		$40,735
(4) Cost of cash denominated in foreign currency	$6,485	$7,357,077	$–		$2,073

(a)   Represents Consolidated Statement of Assets and Liabilities

(b)   Represents segregated cash collateral for swap contracts

See Notes to Financial Statements

66

	Germany		India		Indonesia	Latin America
Egypt	Small-Cap	Gulf States	Small-Cap	Indonesia	Small-Cap	Small-Cap
Index ETF	ETF	Index ETF	Index ETF (a)	Index ETF	ETF	Index ETF

$36,299,632	$4,528,374	$10,379,366	$100,080,484	$404,993,489	$2,221,373	$13,667,012
3,827,510	128,589	–	–	–	–	802,167
72,580	30,700	2	481,077	–	–	4,142
50,958	–	–	141,264	–	1,156	18,237

41,339	26,382	9	–	–	–	7,968
–	–	–	–	–	–	–
–	17,974	14,585	–	–	425	14,462
2,940	7,879	34	18,887	538,563	44	13,927
–	–	–	–	–	–	–
653	74	161	8,960	5,610	53	185
40,295,612	4,739,972	10,394,157	100,730,672	405,537,662	2,223,051	14,528,100

–	18,414	5,532	–	–	16	–
3,827,510	128,589	–	–	–	–	802,167
–	–	–	6,587,000	–	–	–
–	–	–	–	–	–	–
11,330	–	–	87,218	149,290	–	–
–	–	–	–	199,239	–	–
1,089	64	698	1,105	17,099	33	463
130,463	112,601	110,055	56,341	76,586	15,054	123,904
3,970,392	259,668	116,285	6,731,664	442,214	15,103	926,534
$36,325,220	$4,480,304	$10,277,872	$93,999,008	$405,095,448	$2,207,948	$13,601,566
2,850,000	200,000	500,000	8,500,000	14,150,000	150,000	550,000
$12.75	$22.40	$20.56	$11.06	$28.63	$14.72	$24.73

$51,674,487	$4,901,611	$16,331,326	$129,547,422	$466,510,782	$3,281,416	$16,734,210
(1,744,007)	(147,087)	1,183,107	(230,366)	(27,764,905)	(695,177)	(402,856)
(257,413)	(8,875)	(28,339)	(211,754)	5,776	(20,524)	(172,213)
(13,347,847)	(265,345)	(7,208,222)	(35,106,294)	(33,656,205)	(357,767)	(2,557,575)
$36,325,220	$4,480,304	$10,277,872	$93,999,008	$405,095,448	$2,207,948	$13,601,566
$3,637,999	$123,342	$–	$–	$–	$–	$767,929
$38,042,011	$4,675,576	$9,196,268	$100,312,595	$432,737,050	$2,916,534	$14,069,953
$3,827,510	$128,589	$–	$–	$–	$–	$802,167
$52,587	$–	$–	$139,431	$–	$1,156	$18,237

See Notes to Financial Statements

67

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

(continued)

			Russia
	Poland ETF	Russia ETF	Small-Cap ETF	Vietnam ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$32,218,536	$1,641,743,728	$8,320,857		$245,058,116
Affiliated issuers (3)	–	–	–		42,458,053
Short term investment held as collateral for securities loaned (4)	–	139,687,429	856,664		–
Cash denominated in foreign currency, at value (5)	16,771	–	218,363		15,264,101
Receivables:
Investment securities sold	3,053,030	5,117,285	467,790		21
Shares sold	–	–	–		695,106
Due from Adviser	6,392	–	2,299		–
Dividends	33,399	4,256,290	11,642		224,615
Prepaid expenses	476	24,268	132		4,204
Total assets	35,328,604	1,790,829,000	9,877,747		303,704,216

Liabilities:
Payables:
Investment securities purchased	1,975,061	1,404,612	55,254		1,811,492
Collateral for securities loaned	–	139,687,429	856,664		–
Line of credit	–	–	331,999		1,880,001
Due to Adviser	–	614,903	–		113,551
Due to custodian	1,014,432	14,555,371	236,500		12,945,420
Deferred Trustee fees	1,327	105,488	110		8,189
Accrued expenses	71,790	231,273	120,750		273,941
Total liabilities	3,062,610	156,599,076	1,601,277		17,032,594
NET ASSETS	$32,265,994	$1,634,229,924	$8,276,470		$286,671,622
Shares outstanding	1,450,000	55,150,000	550,000		16,800,000
Net asset value, redemption and offering price per share	$22.25	$29.63	$15.05		$17.06

Net assets consist of:
Aggregate paid in capital	$44,696,384	$2,786,805,041	$10,877,210		$414,254,417
Net unrealized depreciation	(3,760,992)	(177,835,542)	(861,303)		(7,490,162)
Undistributed (accumulated) net investment income (loss)	42,262	85,778	(29,058)		(632,844)
Accumulated net realized loss	(8,711,660)	(974,825,353)	(1,710,379)		(119,459,789)
	$32,265,994	$1,634,229,924	$8,276,470		$286,671,622
(1) Value of securities on loan	$–	$132,848,210	$804,055		$–
(2) Cost of Investments – Unaffiliated issuers	$35,976,281	$1,819,587,772	$9,179,752	.	$242,473,169
(3) Cost of Investments – Affiliated issuers	$–	$–	$–		$52,537,588
(4) Cost of short term investment held as collateral for securities loaned	$–	$139,687,429	$856,664		$–
(5) Cost of cash denominated in foreign currency	$16,771	$–	$220,777		$15,261,273

See Notes to Financial Statements

68

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MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	Africa Index	Brazil		Colombia
	ETF	Small-Cap ETF	China ETF	ETF

Income:
Dividends	$3,552,245	$11,427,567	$5,788	$57,635
Interest	–	–	–	–
Securities lending income	13,513	95,856	–	346
Foreign taxes withheld	(173,026)	(137)	–	(2,595)
Total income	3,392,732	11,523,286	5,788	55,386

Expenses:
Management fees	383,394	2,840,920	78,771	11,919
Professional fees	44,946	75,966	160,622	36,242
Insurance	1,770	13,440	339	22
Trustees’ fees and expenses	1,931	15,904	1,031	46
Reports to shareholders	17,689	66,955	29,464	3,247
Indicative optimized portfolio value fee	19,956	15,054	21,513	15,008
Custodian fees	163,524	412,846	7,414	24,150
Registration fees	5,007	5,003	5,042	5,181
Transfer agent fees	2,400	2,400	2,400	2,552
Fund accounting fees	36,028	83,725	36,034	35,027
Interest	11,965	76,957	831	–
Other	8,761	11,557	5,575	277
Total expenses	697,371	3,620,727	349,036	133,671
Waiver of management fees	(87,311)	(191,482)	(78,771)	(11,919)
Expenses assumed by the Adviser	–	–	(156,000)	(103,873)
Net expenses	610,060	3,429,245	114,265	17,879
Net investment income (loss)	2,782,672	8,094,041	(108,477)	37,507

Net realized gain (loss) on:
Investments	(3,790,003)	(13,161,245)	–	(65,595)
In-kind redemptions	588,143	(3,356,800)	–	–
Swap contracts	–	–	(2,278,349)	–
Foreign currency transactions and foreign denominated assets and liabilities	(93,268)	(1,020,670)	–	(5,624)
Net realized gain (loss)	(3,295,128)	(17,538,715)	(2,278,349)	(71,219)

Net change in unrealized appreciation (depreciation) on:
Investments	14,986,341	91,222,376	–	528,028
Swap contracts	–	–	5,033,438	–
Foreign currency transactions and foreign denominated assets and liabilities	(888)	21,207	–	15
Net change in unrealized appreciation (depreciation)	14,985,453	91,243,583	5,033,438	528,043
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,472,997	$81,798,909	$2,646,612	$494,331

(a)   Represents Consolidated Statement of Operations

(b)   Commencement of operations for Indonesia Small-Cap ETF was March 20, 2012.

See Notes to Financial Statements

70

			India		Indonesia	Latin America
Egypt	Germany	Gulf States	Small-Cap	Indonesia	Small-Cap	Small-Cap
Index ETF	Small-Cap ETF	Index ETF	Index ETF (a)	Index ETF	ETF (b)	Index ETF

$2,889,905	$119,663	$464,133	$596,838	$12,089,532	$33,646	$250,029
–	–	187	–	–	–	–
24,363	5,863	–	–	4,373	–	10,570
–	(12,952)	(25,747)	(247)	(1,799,396)	(5,139)	(14,857)
2,914,268	112,574	438,573	596,591	10,294,509	28,507	245,742

233,200	21,681	58,260	249,700	2,247,943	13,078	70,615
44,359	39,729	46,600	89,848	69,399	14,736	48,722
1,108	42	329	12,592	8,995	39	359
896	2,232	360	20,950	12,160	125	386
11,487	3,833	6,071	10,029	55,595	10,243	5,981
15,010	15,009	22,974	21,456	21,451	11,461	21,454
136,568	33,203	185,093	267,269	400,155	10,231	38,520
9,708	5,347	5,007	6,350	5,003	3,917	5,004
2,403	2,403	2,403	4,800	2,400	535	2,403
36,028	34,278	36,028	97,546	76,731	3,797	36,028
9,424	4	1,300	33,502	23,380	–	634
4,129	14,040	6,294	25,782	13,063	2,642	922
504,320	171,801	370,719	839,824	2,936,275	70,804	231,028
(56,481)	(21,681)	(58,260)	(249,700)	(296,026)	(13,078)	(70,615)
–	(126,284)	(196,965)	(132,134)	–	(41,770)	(70,803)
447,839	23,836	115,494	457,990	2,640,249	15,956	89,610
2,466,429	88,738	323,079	138,601	7,654,260	12,551	156,132

(4,584,642)	(131,511)	(501,152)	(14,146,095)	(20,351,685)	(367,083)	(111,508)
463,749	210,267	20,170	(68,975)	12,454,577	(175,946)	(113,746)
–	–	–	–	–	–	–

(61,035)	(906)	(6,512)	(75,147)	(319,903)	710	(19,652)
(4,181,928)	77,850	(487,494)	(14,290,217)	(8,217,011)	(542,319)	(244,906)

16,772,414	933,843	769,904	21,430,467	(2,798,539)	(695,161)	2,498,784
–	–	–	–	–	–	–

(1,629)	206	9	1,386	(22,391)	(16)	335
16,770,785	934,049	769,913	21,431,853	(2,820,930)	(695,177)	2,499,119
$15,055,286	$1,100,637	$605,498	$7,280,237	$(3,383,681)	$(1,224,945)	$2,410,345

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

(continued)

			Russia
	Poland ETF	Russia ETF	Small-Cap ETF	Vietnam ETF

Income:
Dividends – unaffiliated issuers	$1,658,144	$61,365,711	$181,064	$7,724,623
Dividends – affiliated issuers	–	–	–	315,175
Securities lending income	9,506	738,988	11,980	12,551
Foreign taxes withheld	(248,316)	(9,548,328)	(8,498)	(89,778)
Total income	1,419,334	52,556,371	184,546	7,962,571

Expenses:
Management fees	161,340	9,055,171	39,357	1,398,758
Professional fees	40,769	164,128	37,545	74,607
Insurance	1,094	44,692	81	5,471
Trustees’ fees and expenses	795	43,290	140	7,688
Reports to shareholders	9,204	162,204	3,813	35,270
Indicative optimized portfolio value fee	15,010	15,010	19,520	21,452
Custodian fees	52,960	1,685,742	26,817	476,532
Registration fees	5,266	10,007	5,442	13,421
Transfer agent fees	2,403	2,400	2,404	2,400
Fund accounting fees	36,026	154,668	33,827	37,431
Interest	3,691	79,878	3,031	50,779
Other	5,326	38,021	2,702	8,984
Total expenses	333,884	11,455,211	174,679	2,132,793
Waiver of management fees	(136,585)	(146,878)	(39,357)	–
Expenses assumed by the Adviser	–	–	(79,553)	–
Net expenses	197,299	11,308,333	55,769	2,132,793
Net investment income	1,222,035	41,248,038	128,777	5,829,778

Net realized gain (loss) on:
Investments – unaffiliated issuers	(4,361,850)	(250,828,847)	(1,265,782)	(28,819,938)
Investments – affiliated issuers	–	–	–	(18,704,838)
In-kind redemptions	17,289	45,051,275	286,442	2,008,949
Foreign currency transactions and foreign denominated assets and liabilities	15,995	(43,473)	(1,653)	(565,603)
Net realized loss	(4,328,566)	(205,821,045)	(980,993)	(46,081,430)

Net change in unrealized appreciation (depreciation) on:
Investments	12,990,523	336,075,045	406,071	72,015,913
Foreign currency transactions and foreign denominated assets and liabilities	280	8,502	(2,408)	5,044
Net change in unrealized appreciation (depreciation)	12,990,803	336,083,547	403,663	72,020,957
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,884,272	$171,510,540	$(448,553)	$31,769,305

See Notes to Financial Statements

72

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MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income (loss)	$2,782,672	$2,553,764	$8,094,041	$15,289,279
Net realized gain (loss)	(3,295,128)	(2,304,276)	(17,538,715)	21,565,146
Net change in unrealized appreciation (depreciation)	14,985,453	(24,935,819)	91,243,583	(308,235,296)
Net increase (decrease) in net assets resulting from operations	14,472,997	(24,686,331)	81,798,909	(271,380,871)

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,816,950)	(2,378,950)	(8,131,200)	(15,763,800)
Distributions from net realized capital gains	–	–	(330,000)	(56,597,400)
Total Dividends and Distributions	(2,816,950)	(2,378,950)	(8,461,200)	(72,361,200)

Share transactions:* *
Proceeds from sale of shares	16,375,741	17,485,630	201,408,661	51,841,768
Cost of shares redeemed	(7,243,003)	(34,097,503)	(234,505,796)	(273,641,668)
Increase (Decrease) in net assets resulting from share transactions	9,132,738	(16,611,873)	(33,097,135)	(221,799,900)
Total increase (decrease) in net assets	20,788,785	(43,677,154)	40,240,574	(565,541,971)
Net Assets, beginning of period	63,838,037	107,515,191	512,574,981	1,078,116,952
Net Assets, end of period†	$84,626,822	$63,838,037	$552,815,555	$512,574,981
† Including undistributed (accumulated) net investment income (loss)	$(132,322)	$(18,686)	$(625,742)	$1,519,207

* * Shares of Common Stock Issued (no par value)
Shares sold	550,000	500,000	4,750,000	950,000
Shares redeemed	(250,000)	(1,150,000)	(5,750,000)	(5,700,000)
Net increase (decrease)	300,000	(650,000)	(1,000,000)	(4,750,000)
* Commencement of operations

See Notes to Financial Statements

74

China ETF		Colombia ETF		Egypt Index ETF
			For the Period
For the Year	For the Year	For the Year	March 14, 2011*	For the Year	For the Year
Ended	Ended	Ended	through	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011	2012	2011

$(108,477)	$(135,925)	$37,507	$17,137	$2,466,429	$1,165,687
(2,278,349)	(2,613,808)	(71,219)	(59,199)	(4,181,928)	(8,948,020)
5,033,438	(1,905,054)	528,043	(284,380)	16,770,785	(18,756,592)
2,646,612	(4,654,787)	494,331	(326,442)	15,055,286	(26,538,925)

–	–	(49,800)	(14,000)	(2,659,050)	(1,091,250)
–	–	–	–	–	–
–	–	(49,800)	(14,000)	(2,659,050)	(1,091,250)

21,531,960	3,775,866	895,508	1,990,711	8,626,943	68,898,986
(6,148,469)	(3,386,578)	–	–	(20,852,579)	(16,001,572)
15,383,491	389,288	895,508	1,990,711	(12,225,636)	52,897,414
18,030,103	(4,265,499)	1,340,039	1,650,269	170,600	25,267,239
15,138,575	19,404,074	1,650,269	–	36,154,620	10,887,381
$33,168,678	$15,138,575	$2,990,308	$1,650,269	$36,325,220	$36,154,620
$(2,499,638)	$(112,812)	$(18,518)	$(5,213)	$(257,413)	$(3,758)

700,000	100,000	50,000	100,000	650,000	4,400,000
(200,000)	(100,000)	–	–	(1,550,000)	(1,200,000)
500,000	–	50,000	100,000	(900,000)	3,200,000

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Germany Small-Cap ETF		Gulf States Index ETF
		For the Period
	For the Year	April 4, 2011*	For the Year	For the Year
	Ended	through	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

Operations:
Net investment income	$88,738	$25,097	$323,079	$574,402
Net realized gain (loss)	77,850	(121,997)	(487,494)	(2,650,295)
Net change in unrealized appreciation (depreciation)	934,049	(1,081,136)	769,913	(421,596)
Net increase (decrease) in net assets resulting from operations	1,100,637	(1,178,036)	605,498	(2,497,489)

Dividends and Distributions to shareholders:
Dividends from net investment income	(122,800)	(21,450)	(303,000)	(560,000)
Distributions from net realized capital gains	–	–	–	–
Total Dividends and Distributions	(122,800)	(21,450)	(303,000)	(560,000)

Share transactions:* *
Proceeds from sale of shares	2,014,883	3,848,041	–	2,386,896
Cost of shares redeemed	(1,160,971)	–	(4,094,418)	(7,391,457)
Increase (Decrease) in net assets resulting from share transactions	853,912	3,848,041	(4,094,418)	(5,004,561)
Total increase (decrease) in net assets	1,831,749	2,648,555	(3,791,920)	(8,062,050)
Net Assets, beginning of period	2,648,555	–	14,069,792	22,131,842
Net Assets, end of period†	$4,480,304	$2,648,555	$10,277,872	$14,069,792
† Including undistributed (accumulated) net investment income (loss)	$(8,875)	$(160)	$(28,339)	$(49,094)

* * Shares of Common Stock Issued (no par value)
Shares sold	100,000	150,000	–	100,000
Shares redeemed	(50,000)	–	(200,000)	(350,000)
Net increase (decrease)	50,000	150,000	(200,000)	(250,000)
* Commencement of operations

(a)	Represents Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

76

				Indonesia
India Small-Cap Index ETF (a)		Indonesia Index ETF		Small-Cap ETF
				For the Period
For the Year	For the Year	For the Year	For the Year	March 20, 2012*
Ended	Ended	Ended	Ended	through
December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011	2012

$138,601	$339,431	$7,654,260	$7,626,802	$12,551
(14,290,217)	(18,865,204)	(8,217,011)	69,368,015	(542,319)
21,431,853	(18,767,769)	(2,820,930)	(122,848,421)	(695,177)
7,280,237	(37,293,542)	(3,383,681)	(45,853,604)	(1,224,945)

(109,850)	(560,000)	(7,202,350)	(7,497,150)	(40,050)
–	(17,500)	–	–	–
(109,850)	(577,500)	(7,202,350)	(7,497,150)	(40,050)

63,469,440	26,938,335	196,146,910	385,829,015	5,030,179
(7,521,517)	(11,844,349)	(251,769,674)	(484,674,177)	(1,557,236)
55,947,923	15,093,986	(55,622,764)	(98,845,162)	3,472,943
63,118,310	(22,777,056)	(66,208,795)	(152,195,916)	2,207,948
30,880,698	53,657,754	471,304,243	623,500,159	–
$93,999,008	$30,880,698	$405,095,448	$471,304,243	$2,207,948
$(211,754)	$(409,376)	$5,776	$(137,826)	$(20,524)

5,750,000	1,600,000	6,700,000	23,500,000	250,000
(750,000)	(750,000)	(9,100,000)	(14,150,000)	(100,000)
5,000,000	850,000	(2,400,000)	9,350,000	150,000

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Latin America Small-Cap Index ETF		Poland ETF

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Operations:
Net investment income	$156,132	$265,507	$1,222,035	$1,571,264
Net realized gain (loss)	(244,906)	(1,774,973)	(4,328,566)	(4,568,584)
Net change in unrealized appreciation (depreciation)	2,499,119	(5,855,923)	12,990,803	(19,837,421)
Net increase (decrease) in net assets resulting from operations	2,410,345	(7,365,389)	9,884,272	(22,834,741)

Dividends and Distributions to shareholders:
Dividends from net investment income	(600,050)	(320,450)	(1,189,000)	(1,470,300)
Distributions from net realized capital gains	–	(198,900)	–	–
Total Dividends and Distributions	(600,050)	(519,350)	(1,189,000)	(1,470,300)

Share transactions:* *
Proceeds from sale of shares	–	3,223,461	1,816,894	34,276,326
Cost of shares redeemed	(2,389,637)	(7,123,338)	(9,280,512)	(31,778,931)
Increase (Decrease) in net assets resulting from share transactions	(2,389,637)	(3,899,877)	(7,463,618)	2,497,395
Total increase (decrease) in net assets	(579,342)	(11,784,616)	1,231,654	(21,807,646)
Net Assets, beginning of period	14,180,908	25,965,524	31,034,340	52,841,986
Net Assets, end of period†	$13,601,566	$14,180,908	$32,265,994	$31,034,340
† Including undistributed (accumulated) net investment income (loss)	$(172,213)	$189,417	$42,262	$(6,768)

* * Shares of Common Stock Issued (no par value)
Shares sold	–	100,000	100,000	1,200,000
Shares redeemed	(100,000)	(250,000)	(450,000)	(1,350,000)
Net increase (decrease)	(100,000)	(150,000)	(350,000)	(150,000)

*   Commencement of operations

See Notes to Financial Statements

78

Russia ETF		Russia Small-Cap ETF		Vietnam ETF
For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Period April 13, 2011* through December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

$41,248,038	$34,275,909	$128,777	$13,252	$5,829,778	$2,587,832
(205,821,045)	46,908,443	(980,993)	(471,360)	(46,081,430)	(55,941,164)
336,083,547	(938,559,103)	403,663	(1,264,966)	72,020,957	(83,947,822)
171,510,540	(857,374,751)	(448,553)	(1,723,074)	31,769,305	(137,301,154)

(41,297,850)	(34,018,000)	(169,400)	(14,000)	(6,092,200)	(2,176,050)
–	–	–	–	–	–
(41,297,850)	(34,018,000)	(169,400)	(14,000)	(6,092,200)	(2,176,050)

558,938,974	1,399,225,892	9,570,622	4,909,108	98,808,718	155,648,051
(611,923,976)	(1,558,795,593)	(3,848,233)	–	(36,338,793)	(60,940,495)
(52,985,002)	(159,569,701)	5,722,389	4,909,108	62,469,925	94,707,556
77,227,688	(1,050,962,452)	5,104,436	3,172,034	88,147,030	(44,769,648)
1,557,002,236	2,607,964,688	3,172,034	–	198,524,592	243,294,240
$1,634,229,924	$1,557,002,236	$8,276,470	$3,172,034	$286,671,622	$198,524,592
$85,778	$173,331	$(29,058)	$(708)	$(632,844)	$11,259

18,450,000	36,100,000	600,000	200,000	5,400,000	7,050,000
(22,450,000)	(46,550,000)	(250,000)	–	(2,050,000)	(3,200,000)
(4,000,000)	(10,450,000)	350,000	200,000	3,350,000	3,850,000

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
					For the Period
					July 10,
					2008(a) through
	For the Year Ended December 31,				December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.06	$34.68	$28.15	$21.64	$40.25
Income from investment operations:
Net investment income	1.05	1.00	0.44	0.16	0.27
Net realized and unrealized gain (loss) on investments	4.72	(8.65)	6.47	6.58	(18.69)
Total from investment operations	5.77	(7.65)	6.91	6.74	(18.42)
Less:
Dividends from net investment income	(1.06)	(0.97)	(0.38)	(0.23)	(0.19)
Net asset value, end of period	$30.77	$26.06	$34.68	$28.15	$21.64
Total return (b)	22.15%	(22.06)%	24.57%	31.15%	(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$84,627	$63,838	$107,515	$36,591	$4,328
Ratio of gross expenses to average net assets	0.91%	1.07%	0.95%	1.43%	3.15	%(d)
Ratio of net expenses to average net assets	0.80%	0.81%	0.83%	0.84%	0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.81%	0.83%	0.83%	0.83	%(d)
Ratio of net investment income to average net assets	3.63%	2.61%	1.63%	0.93%	2.39	%(d)
Portfolio turnover rate	24%	24%	19%	30%	16	%(c)

	Brazil Small-Cap ETF
				For the Period
				May 12,
				2009(a) through
	For the Year Ended December 31,			December 31,
	2012	2011	2010	2009
Net asset value, beginning of period	$36.35	$57.19	$48.39	$24.74
Income from investment operations:
Net investment income	0.62	1.04	0.72	0.13
Net realized and unrealized gain (loss) on investments	5.88	(16.75)	11.65	23.97
Total from investment operations	6.50	(15.71)	12.37	24.10
Less:
Dividends from net investment income	(0.62)	(1.12)	(0.78)	(0.20)
Distributions from net realized gains	(0.03)	(4.01)	(2.79)	(0.25)
Total dividends and distributions	(0.65)	(5.13)	(3.57)	(0.45)
Net asset value, end of period	$42.20	$36.35	$57.19	$48.39
Total return (b)	17.86%	(27.47)%	25.57%	97.42	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$552,816	$512,575	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.64%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.60%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.62%	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.42%	1.82%	1.67%	1.01	%(d)
Portfolio turnover rate	76%	64%	84%	72	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

80

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	China ETF
				For the Period
				October 13,
	For the Year Ended			2010(a) through
	December 31,			December 31,
	2012		2011	2010
Net asset value, beginning of period	$30.28		$38.81	$40.75
Income from investment operations:
Net investment loss	–	(e)	(0.27)	(0.07)
Net realized and unrealized gain (loss) on investments	2.89		(8.26)	(0.77)
Total from investment operations	2.89		(8.53)	(0.84)
Less:
Dividends from net investment income	–		–	(1.08)
Return of capital	–		–	(0.02)
Total dividends	–		–	(1.10)
Net asset value, end of period	$33.17		$30.28	$38.81
Total return (b)	9.54%		(21.98)%	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$33,169	$15,139	$19,404
Ratio of gross expenses to average net assets	2.21%	1.71%	1.11	%(d)
Ratio of net expenses to average net assets	0.72%	0.72%	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72%	0.72%	0.72	%(d)
Ratio of net investment loss to average net assets	(0.69)%	(0.71)%	(0.70	)%(d)
Portfolio turnover rate	0%	0%	0	%(c)

	Colombia ETF
		For the Period
	For the Year	March 14,
	Ended	2011(a) through
	December 31,	December 31,
	2012	2011
Net asset value, beginning of period	$16.50	$19.98
Income from investment operations:
Net investment income (loss)	(0.06)	0.17
Net realized and unrealized gain (loss) on investments	3.83	(3.51)
Total from investment operations	3.77	(3.34)
Less:
Dividends from net investment income	(0.33)	(0.14)
Net asset value, end of period	$19.94	$16.50
Total return (b)	22.86%	(16.72	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,990	$1,650
Ratio of gross expenses to average net assets	5.60%	10.58	%(d)
Ratio of net expenses to average net assets	0.75%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75%	0.75	%(d)
Ratio of net investment income to average net assets	1.57%	1.13	%(d)
Portfolio turnover rate	29%	22	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt ETF
			For the Period
			February 16,
	For the Year Ended		2010(a) through
	December 31,		December 31,
	2012	2011	2010
Net asset value, beginning of period	$9.64	$19.80	$20.57
Income from investment operations:
Net investment income	0.87	0.35	0.13
Net realized and unrealized gain (loss) on investments	3.17	(10.22)	(0.74)
Total from investment operations	4.04	(9.87)	(0.61)
Less:
Dividends from net investment income	(0.93)	(0.29)	(0.16)
Net asset value, end of period	$12.75	$9.64	$19.80
Total return (b)	41.94%	(49.84)%	(2.98	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,325	$36,155	$10,887
Ratio of gross expenses to average net assets	1.08%	1.20%	4.14	%(d)
Ratio of net expenses to average net assets	0.96%	0.94%	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94%	0.94%	0.94	%(d)
Ratio of net investment income to average net assets	5.29%	2.40%	1.57	%(d)
Portfolio turnover rate	50%	54%	49	%(c)

	Germany Small-Cap ETF
		For the Period
	For the Year	April 4,
	Ended	2011(a) through
	December 31,	December 31,
	2012	2011
Net asset value, beginning of period	$17.66	$25.37
Income from investment operations:
Net investment income	0.44	0.17
Net realized and unrealized gain (loss) on investments	4.91	(7.74)
Total from investment operations	5.35	(7.57)
Less:
Dividends from net investment income	(0.61)	(0.14)
Net asset value, end of period	$22.40	$17.66
Total return (b)	30.32%	(29.83	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,480	$2,649
Ratio of gross expenses to average net assets	3.96%	8.62	%(d)
Ratio of net expenses to average net assets	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	2.04%	1.20	%(d)
Portfolio turnover rate	35%	17	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

82

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Gulf States Index ETF
	For the Year Ended December 31,				For the Period July 22, 2008(a) through December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.10	$23.30	$19.04	$18.05	$40.06
Income from investment operations:
Net investment income (loss)	0.62	0.80	0.21	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	0.45	(3.20)	4.28	0.92	(21.91)
Total from investment operations	1.07	(2.40)	4.49	1.17	(22.01)
Less:
Dividends from net investment income	(0.61)	(0.80)	(0.23)	(0.18)	—
Net asset value, end of period	$20.56	$20.10	$23.30	$19.04	$18.05
Total return (b)	5.30%	(10.30)%	23.57%	6.48%	(54.94	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,278	$14,070	$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	3.19%	1.94%	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.99%	0.98%	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	2.78%	2.69%	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	16%	29%	18%	43%	13	%(c)

	India Small-Cap Index ETF
	For the Year Ended December 31,		For the Period August 24, 2010(a) through December 31,
	2012	2011	2010
Net asset value, beginning of period	$8.82	$20.25	$19.70
Income from investment operations:
Net investment income (loss)	0.09	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	2.16	(11.36)	0.56
Total from investment operations	2.25	(11.26)	0.55
Less:
Dividends from net investment income	(0.01)	(0.16)	—
Distributions from net realized gains	—	(0.01)	—
Total dividends and distributions	(0.01)	(0.17)	—
Net asset value, end of period	$11.06	$8.82	$20.25
Total return (b)	25.54%	(55.63)%	2.79	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets	1.68%	1.72%	1.46	%(d)
Ratio of net expenses to average net assets	0.91%	0.85%	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85%	0.85%	0.85	%(d)
Ratio of net investment income (loss) to average net assets	0.28%	0.67%	(0.17	)%(d)
Portfolio turnover rate	65%	76%	29	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Index ETF #
	For the Year Ended December 31,			For the Period January 15, 2009(a) through December 31,
	2012	2011	2010	2009
Net asset value, beginning of period	$28.48	$28.87	$20.68	$8.30
Income from investment operations:
Net investment income	0.54	0.15	0.25	0.09
Net realized and unrealized gain (loss) on investments	0.12	(0.09)	8.21	12.35
Total from investment operations	0.66	0.06	8.46	12.44
Less:
Dividends from net investment income	(0.51)	(0.45)	(0.27)	(0.06)
Net asset value, end of period	$28.63	$28.48	$28.87	$20.68
Total return (b)	2.31%	0.22%	40.94%	149.94	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$405,095	$471,304	$623,500	$201,600
Ratio of gross expenses to average net assets	0.65%	0.64%	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.59%	0.61%	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.58%	0.61%	0.60%	0.71	%(d)
Ratio of net investment income to average net assets .	1.70%	1.43%	1.31%	1.31	%(d)
Portfolio turnover rate	19%	18%	31%	26	%(c)

	Indonesia Small-Cap ETF
	For the Period March 20, 2012(a) through December 31, 2012
Net asset value, beginning of period	$19.89
Income from investment operations:
Net investment income	0.08
Net realized and unrealized loss on investments	(4.98)
Total from investment operations	(4.90)
Less:
Dividends from net investment income	(0.27)
Net asset value, end of period	$14.72
Total return (b)	(24.65	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,208
Ratio of gross expenses to average net assets	2.71	%(d)
Ratio of net expenses to average net assets	0.61	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)
Ratio of net investment income to average net assets	0.48	%(d)
Portfolio turnover rate	51	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 1, 2011, the Fund effected a share split as described in the Notes to Financial Statements (See Note 12). Per share data prior to this date has been adjusted to give effect to the share split.

See Notes to Financial Statements

84

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Latin America Small-Cap Index ETF
	For the Year Ended December 31,		For the Period April 6, 2010(a) through December 31,
	2012	2011	2010
Net asset value, beginning of period	$21.82	$32.46	$24.91
Income from investment operations:
Net investment income	0.34	0.39	0.06
Net realized and unrealized gain (loss) on investments	3.66	(10.23)	7.70
Total from investment operations	4.00	(9.84)	7.76
Less:
Dividends from net investment income	(1.09)	(0.49)	(0.21)
Distributions from net realized gains	—	(0.31)	—
Total dividends and distributions	(1.09)	(0.80)	(0.21)
Net asset value, end of period	$24.73	$21.82	$32.46
Total return (b)	18.34%	(30.32)%	31.17	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$13,602	$14,181	$25,966
Ratio of gross expenses to average net assets	1.64%	1.32%	2.87	%(d)
Ratio of net expenses to average net assets	0.63%	0.63%	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63%	0.63%	0.63	%(d)
Ratio of net investment income to average net assets	1.11%	1.15%	0.67	%(d)
Portfolio turnover rate	39%	58%	48	%(c)

	Poland ETF
	For the Year Ended December 31,			For the Period November 24, 2009(a) through December 31,
	2012	2011	2010	2009
Net asset value, beginning of period	$17.24	$27.10	$24.08	$24.71
Income from investment operations:
Net investment income (loss)	0.84	0.81	0.23	(0.01)
Net realized and unrealized gain (loss) on investments	4.99	(9.92)	3.02	(0.62)
Total from investment operations	5.83	(9.11)	3.25	(0.63)
Less:
Dividends from net investment income	(0.82)	(0.75)	(0.23)	—
Net asset value, end of period	$22.25	$17.24	$27.10	$24.08
Total return (b)	33.82%	(33.60)%	13.49%	(2.55	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,266	$31,034	$52,842	$7,223
Ratio of gross expenses to average net assets	1.03%	0.84%	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.61%	0.61%	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.61%	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	3.79%	2.61%	1.39%	(0.45	)%(d)
Portfolio turnover rate	20%	27%	35%	9	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$26.32	$37.47	$31.05	$13.06	$52.29
Income from investment operations:
Net investment income	0.73	0.59	0.17	0.08	0.37
Net realized and unrealized gain (loss) on investments	3.31	(11.16)	6.43	17.99	(39.23)
Total from investment operations	4.04	(10.57)	6.60	18.07	(38.86)
Less:
Dividends from net investment income	(0.73)	(0.58)	(0.18)	(0.08)	(0.37)
Net asset value, end of year	$29.63	$26.32	$37.47	$31.05	$13.06
Total return (b)	15.35%	(28.20)%	21.27%	138.36%	(74.31)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,634,230	$1,557,002	$2,607,965	$1,409,641	$403,623
Ratio of gross expenses to average net assets	0.63%	0.62%	0.71%	0.80%	0.62%
Ratio of net expenses to average net assets	0.62%	0.62%	0.65%	0.70%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.65%	0.69%	0.62%
Ratio of net investment income to average net assets	2.28%	1.25%	0.62%	0.45%	1.27%
Portfolio turnover rate	41%	29%	16%	29%	23%

	Russia Small-Cap ETF
	For the Year Ended December 31, 2012	For the Period April 13, 2011(a) through December 31, 2011
Net asset value, beginning of period	$15.86	$24.96
Income from investment operations:
Net investment income	0.24	0.07
Net realized and unrealized loss on investments	(0.74)	(9.10)
Total from investment operations	(0.50)	(9.03)
Less:
Dividends from net investment income	(0.31)	(0.07)
Net asset value, end of period	$15.05	$15.86
Total return (b)	(3.17)%	(36.18	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,276	$3,172
Ratio of gross expenses to average net assets	2.21%	7.02	%(d)
Ratio of net expenses to average net assets	0.71%	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	1.63%	0.52	%(d)
Portfolio turnover rate	67%	41	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

86

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Vietnam ETF
	For the Year Ended December 31,			For the Period August 11, 2009(a) through December 31,
	2012	2011	2010	2009
Net asset value, beginning of period	$14.76	$25.34	$25.12	$25.04
Income from investment operations:
Net investment income	0.35	0.19	0.40	–	(b)
Net realized and unrealized gain (loss) on investments	2.32	(10.61)	0.16	0.12
Total from investment operations	2.67	(10.42)	0.56	0.12
Less:
Dividends from net investment income	(0.37)	(0.16)	(0.34)	–
Distributions from net realized gains	–	–	–	(0.04)
Total dividends and distributions	(0.37)	(0.16)	(0.34)	(0.04)
Net asset value, end of period	$17.06	$14.76	$25.34	$25.12
Total return (c)	18.07%	(41.11)%	2.24%	0.46	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$286,672	$198,525	$243,294	$79,139
Ratio of gross expenses to average net assets	0.76%	0.86%	0.92%	0.96	%(e)
Ratio of net expenses to average net assets	0.76%	0.76%	0.84%	0.96	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.74%	0.76%	0.84%	0.96	%(e)
Ratio of net investment income to average net assets	2.08%	1.00%	2.47%	0.07	%(e)
Portfolio turnover rate	54%	43%	45%	26	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

87

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2012, offers fifty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly-owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the Dow Jones Indexes, China Securities Index Co. Ltd. or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of the Adviser.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Africa Index ETF	July 10, 2008	Dow Jones Africa Titans 50 IndexSM
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index*
China ETF	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index*
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index*
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index*
Gulf States Index ETF	July 22, 2008	Dow Jones GCC Titans 40 IndexSM
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors Indonesia Small-Cap Index*
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index*
Poland ETF	November 24, 2009	Market Vectors Poland Index*
Russia ETF	April 24, 2007	Market Vectors Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index*

*   Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and
88

futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using pricing vendor quotations, counterparty prices or model prices and are categorized as Level 2 in the fair value hierarchy. Bonds are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc ).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly-owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
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(continued)

D.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold.

Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.

Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during the year ended December 31, 2012. Details of this disclosure are found below:

At December 31, 2012, China ETF held the following derivatives (not designated as hedging instruments under GAAP):

Asset derivatives
Equity risk
Swap contracts, at value[1]	$3,162,003

[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For China ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2012, were as follows:

Equity risk
Realized loss:
Swap contracts[2]	$(2,278,349)
Net change in unrealized appreciation:
Swap contracts[3]	5,033,438

[2]	Statements of Operations location: Net realized loss on swap contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if a counterparty is unable to fulfill its obligation
90

or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds held no forward foreign currency contracts during the year ended December 31, 2012.

Swap Agreements–The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than China ETF, held no outstanding swaps contracts during the year ended December 31, 2012. China ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the year ended December 31, 2012, the average monthly notional amount of the total return swap contracts in China ETF was $16,303,784. Outstanding total return swap contracts for the China ETF held at December 31, 2012 are reflected in the Schedule of Investments.

H.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2013, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding interest expense, trading expenses, taxes and extraordinary expenses) listed in the table below.

The expense caps and the amounts waived/assumed by the Adviser for the year ended December 31, 2012, are as follows:

		Waiver of	Expenses Assumed
Fund	Expense Cap	Management Fees	by the Adviser
Africa Index ETF	0.78%	$ 87,311	$–
Brazil Small-Cap ETF	0.59	191,482	–
China ETF	0.72	78,771	156,000
Colombia ETF	0.75	11,919	103,873
Egypt Index ETF	0.94	56,481	–
Germany Small-Cap ETF	0.55	21,681	126,284
Gulf States Index ETF	0.98	58,260	196,965

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(continued)

Fund	Expense Cap		Waiver of Management Fees	Expenses Assumed by the Adviser
India Small-Cap Index ETF	0.85		$249,700	$132,134
Indonesia Index ETF	0.57	*	296,026	–
Indonesia Small-Cap ETF	0.61		13,078	41,770
Latin America Small-Cap Index ETF	0.63		70,615	70,803
Poland ETF	0.60		136,585	–
Russia ETF	0.62		146,878	–
Russia Small-Cap ETF	0.67		39,357	79,553
Vietnam ETF	0.76		–	–

*   The Fund expense cap prior to May 1, 2012 for Indonesia Index ETF was 0.60%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$22,458,607	$18,127,156
Brazil Small-Cap ETF	425,761,405	458,010,759
China ETF	–	–
Colombia ETF	1,280,168	710,882
Egypt Index ETF	23,331,206	32,444,054
Germany Small-Cap ETF	1,466,116	1,497,794
Gulf States Index ETF	1,864,129	5,858,665
India Small-Cap Index ETF	87,399,795	33,074,676
Indonesia Index ETF	83,470,203	83,170,726
Indonesia Small-Cap ETF	1,631,054	1,657,574
Latin America Small-Cap Index ETF	5,567,175	7,217,872
Poland ETF	6,461,486	6,436,408
Russia ETF	746,216,193	734,500,640
Russia Small-Cap ETF	6,895,699	5,101,004
Vietnam ETF	188,452,619	142,592,147

Note 5—Income Taxes–As of December 31, 2012, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$82,767,760	$12,900,096	$(10,215,354)	$2,684,742
Brazil Small-Cap ETF	575,588,569	110,799,183	(120,283,850)	(9,484,667)
China ETF	22,180,847	–	–	–
Colombia ETF	2,920,741	418,989	(214,225)	204,764
Egypt Index ETF	44,871,342	3,499,826	(8,244,026)	(4,744,200)
Germany Small-Cap ETF	4,842,306	468,213	(653,556)	(185,343)
Gulf States Index ETF	10,713,478	1,728,428	(2,062,540)	(334,112)
India Small-Cap Index ETF	107,472,180	8,276,293	(15,667,989)	(7,391,696)
Indonesia Index ETF	433,217,320	23,489,954	(51,713,785)	(28,223,831)
Indonesia Small-Cap ETF	2,942,718	152,060	(873,405)	(721,345)
Latin America Small-Cap Index ETF	15,405,658	1,955,212	(2,891,691)	(936,479)
Poland ETF	36,042,495	1,825,153	(5,649,112)	(3,823,959)
Russia ETF	2,044,103,101	111,795,762	(374,467,706)	(262,671,944)
Russia Small-Cap ETF	10,263,394	476,010	(1,561,883)	(1,085,873)
Vietnam ETF	338,980,489	16,416,677	(67,880,997)	(51,464,320)

92

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late- Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Africa Index ETF	$ 89,058	$ –	$ (11,163,867)	$ (155,843)	$ (3,050)	$ 2,681,605	$ (8,552,097)
Brazil Small-Cap ETF	–	–	(1,382,830)	(749,176)	(29,581)	(9,485,776)	(11,647,363)
China ETF	662,752	–	–	–	(387)	–	662,365
Colombia ETF	7,879	–	(108,524)	–	(43)	204,777	104,089
Egypt Index ETF	24,042	–	(8,768,796)	(1,857,595)	(1,088)	(4,745,830)	(15,349,267)
Germany Small-Cap ETF	3,837	–	(170,111)	(69,743)	(62)	(185,228)	(421,307)
Gulf States Index ETF	10,058	–	(5,569,623)	(159,085)	(701)	(334,103)	(6,053,454)
India Small-Cap Index ETF	488,685	–	(27,305,627)	(1,340,417)	(1,104)	(7,389,951)	(35,548,414)
Indonesia Index ETF	45,960	–	(32,232,899)	(966,121)	(17,099)	(28,245,175)	(61,415,334)
Indonesia Small-Cap ETF	1,729	–	(297,185)	(56,618)	(33)	(721,361)	(1,073,468)
Latin America Small-Cap Index ETF	86,316	–	(2,260,335)	(21,769)	(461)	(936,395)	(3,132,644)
Poland ETF	43,589	–	(8,081,721)	(563,723)	(1,327)	(3,827,208)	(12,430,390)
Russia ETF	1,111,335	–	(867,405,176)	(23,512,346)	(105,488)	(262,663,442)	(1,152,575,117)
Russia Small-Cap ETF	20,716	–	(1,365,796)	(167,268)	(110)	(1,088,282)	(2,600,740)
Vietnam ETF	622,179	–	(61,310,070)	(15,426,821)	(8,189)	(51,459,894)	(127,582,795)

The tax character of dividends paid to shareholders during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012 Dividends		2011 Dividends
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Africa Index ETF	$2,816,950	$–	$2,378,950	$–
Brazil Small-Cap ETF	8,139,751	321,449	18,541,500	53,819,700
Colombia ETF	49,800	–	14,000	–
Egypt Index ETF	2,659,050	–	1,091,250	–
Germany Small-Cap ETF	122,800	–	21,450	–
Gulf States Index ETF	303,000	–	560,000	–
India Small-Cap Index ETF	109,850	–	577,500	–
Indonesia Index ETF	7,202,350	–	7,497,150	–
Indonesia Small-Cap ETF	40,050	–	–	–
Latin America Small-Cap Index ETF	600,050	–	519,350	–
Poland ETF	1,189,000	–	1,470,300	–
Russia ETF	41,297,850	–	34,018,000	–
Russia Small-Cap ETF	169,400	–	14,000	–
Vietnam ETF	6,092,200	–	2,176,050	–

Net qualified late-year losses incurred after October 31, 2012 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2012, the Funds’ intend to defer to January 1, 2013 for federal tax purposes qualified late-year losses as follows:

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(continued)

	Late-Year	Post-October
Fund	Ordinary Loss	Capital Losses
Africa Index ETF	$–	$155,843
Brazil Small-Cap ETF	34,970	714,206
Egypt Index ETF	–	1,857,595
Germany Small-Cap ETF	–	69,743
Gulf States Index ETF	–	159,085
India Small-Cap Index ETF	–	1,340,417
Indonesia Index ETF	–	966,121
Indonesia Small-Cap ETF	–	56,618
Latin America Small-Cap Index ETF	–	21,769
Poland ETF	–	563,723
Russia ETF	–	23,512,346
Russia Small-Cap ETF	–	167,268
Vietnam ETF	–	15,426,821

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2012, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective–	Post-Effective–
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$3,184,152	$5,769,286	$1,095,985	$951,177	$163,267	$—
Brazil Small-Cap ETF	1,382,830	—	—	—	—	—
Colombia ETF	34,803	73,721	—	—	—	—
Egypt Index ETF	5,914,379	2,726,017	128,400	—	—	—
Germany Small-Cap ETF	105,100	65,011	—	—	—	—
Gulf States Index ETF	388,801	3,105,436	835,393	1,233,252	6,741	—
India Small-Cap Index EF	12,141,053	15,164,574	—	—	—	—
Indonesia Index ETF	19,825,127	9,561,902	2,845,870	—	—	—
Indonesia Small-Cap ETF	297,185	—	—	—	—	—
Latin America Small-Cap Index ETF	935,472	1,324,863	—	—	—	—
Poland ETF	2,210,259	5,700,136	171,326	—	—	—
Russia ETF	140,802,938	234,683,569	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	1,000,221	365,575	—	—	—	—
Vietnam ETF	14,692,320	44,757,551	1,860,199	—	—	—

During the year ended December 31, 2012, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

94

	Increase/Decrease	Increase/Decrease	Increase/Decrease
	in Accumulated Net	in Accumulated Net	in Aggregate Paid
Fund	Investment Income/Loss	Realized Gain/Loss	in Capital
Africa Index ETF	$(79,358)	$(470,391)	$549,749
Brazil Small-Cap ETF	(2,107,790)	8,106,728	(5,998,938)
China ETF	(2,278,349)	2,278,349	–
Colombia ETF	(1,012)	1,012	–
Egypt Index ETF	(61,034)	(139,043)	200,077
Germany Small-Cap ETF	25,347	(225,005)	199,658
Gulf States Index ETF	676	7,353	(8,029)
India Small-Cap Index EF	168,871	(270,813)	101,942
Indonesia Index ETF	(308,308)	(11,793,167)	12,101,475
Indonesia Small-Cap ETF	6,975	184,552	(191,527)
Latin America Small-Cap Index ETF	82,288	56,774	(139,062)
Poland ETF	15,995	92,416	(108,411)
Russia ETF	(37,741)	(29,470,540)	29,508,281
Russia Small-Cap ETF	12,273	(258,222)	245,949
Vietnam ETF	(381,681)	(1,516,417)	1,898,098

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective tax year beginning 2015. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted preliminary recommendations. As the rules and guidelines have not yet been issued by the Revenue authorities, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6–Capital Share Transactions–As of December 31, 2012, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares (except for China ETF which has Creation Units consisting of 100,000 shares), or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2012, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$8,128,409	$3,543,544
Brazil Small-Cap ETF	19,664,817	19,218,810
Colombia ETF	314,103	–
Egypt Index ETF	2,411,205	5,811,295
Germany Small-Cap ETF	2,010,570	1,160,947
Gulf States Index ETF	–	75,363
India Small-Cap Index ETF	1,730,458	249,519
Indonesia Index ETF	195,217,673	250,862,582
Indonesia Small-Cap ETF	5,030,610	1,557,496
Latin America Small-Cap Index ETF	–	1,146,920
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(continued)

Fund	In-Kind Contributions	In-Kind Redemptions
Poland ETF	$1,817,164	$9,281,215
Russia ETF	471,346,991	535,106,509
Russia Small-Cap ETF	6,829,881	2,901,440
Vietnam ETF	18,420,117	7,214,988

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and/or the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of December 31, 2012, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

96

Note 10–Bank Line of Credit–Certain Funds may participate in a $130 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2012, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	December 31, 2012
Africa Index ETF	197	$906,421	1.90%	$–
Brazil Small-Cap ETF	249	3,319,911	1.90	976,000
Egypt Index ETF	119	1,143,715	1.90	–
Gulf States Index ETF	63	126,885	1.89	–
India Small-Cap Index ETF	215	1,864,796	1.89	6,587,000
Indonesia Index ETF	272	1,367,145	1.90	–
Latin America Small-Cap Index ETF	17	147,602	1.91	–
Poland ETF	153	254,290	1.90	–
Russia ETF	213	6,106,382	1.90	–
Russia Small-Cap ETF	14	151,285	1.92	331,999
Vietnam ETF	131	6,313,077	1.90	1,880,001

Note 11–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2012, the Funds did not have any expense offsets to reduce custodial fees.

Note 12–Share Split–On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011.

Note 13–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements and the Schedules of Investments, if applicable.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivative instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact in the Funds’ financial statements.

Note 14–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 18, 2013, the Trust increased the line of credit from $130 million to $200 million.

97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (fifteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2012, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF), the statements of changes in net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF) of Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (fifteen of the series constituting Market Vectors ETF Trust) at December 31, 2012, the results of their operations (consolidated as it relates to India Small-Cap Index ETF), the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2013

98

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the year ended December 31, 2012 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Africa ETF	$ 173,026	$ 3,549,437
Colombia ETF	2,595	57,227
Germany Small-Cap ETF	12,952	118,480
Gulf States Index ETF	25,747	452,131
Indonesia Index ETF	1,799,396	12,089,739
Indonesia Small-Cap ETF	5,139	33,641
Latin America Small-Cap Index ETF	14,857	231,055
Poland ETF	248,316	1,655,345
Russia ETF	9,548,328	61,003,667
Russia Small-Cap ETF	8,498	157,074
Vietnam ETF	89,778	7,984,816
99

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 55*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC - March 1999 to present (financial/ strategy consulting firm and Registered Investment Advisor).	50	Director, Forward Management, LLC and Audit Committee Chairman; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council; Secretary and Board Member of the CFA Society of Stamford.

R. Alastair Short, 59*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J.Sidebottom, 50*†	Trustee	Since 2012	Partner, Bain & Company (managementconsulting firm), April 2012 to present;Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2004 to February 2009.	50	Board Member, Special Olympics, NewJersey, November 2011 to present;Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.

Richard D. Stamberger, 53*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	60	None.

Interested Trustee:

Jan F. van Eck, 49[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	50	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
100

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 41	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 37	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 44	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (since December 2006) and of VESC (since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 - December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 29	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (Since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

101

MARKET VECTORS ETF TRUST

(unaudited)

Market Vectors China ETF
Special Meetings of Shareholders

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Market Vectors ETF Trust (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the shareholders of a series of the Trust during the period covered by this report.

Shareholders of record on July 12, 2012 representing 500,000 shares of Market Vectors China ETF (the “Fund”) were notified that a Special Meeting of Shareholders would be held for the Fund at the offices of the Trust on July 31, 2012.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund was required to approve the matter to be voted upon. As defined in the Investment Company Act of 1940, a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in-person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

A brief description of the matter voted upon, which was approved, as well as the voting result of the aforementioned meeting is outlined as follows:

Proposal for the Fund:

To approve reliance upon an order from the Securities and Exchange Commission exempting the Trust and Van Eck Associates Corporation from certain provisions of the Investment Company Act of 1940, as amended, and rules there under that would permit Van Eck Associates Corporation to enter into new sub-advisory agreements with unaffiliated sub-advisers with the approval of the Board of Trustees of the Trust, but without the approval of shareholders.

									Total
									Outstanding
Votes For			Votes Against			Abstentions			Shares
Number	Percent *	Percent * *	Number	Percent *	Percent * *	Number	Percent *	Percent * *	Number
241,825	48.366%	89.760%	2,897	.579%	1.075%	24,692	4.938%	9.165%	500,000

*	Based on total shares outstanding as of the record date, July 12, 2012
* *	Based on total shares present at the meeting.
102

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

   Van Eck Associates Corporation

Distributor:

   Van Eck Securities Corporation

   335 Madison Avenue

   New York, NY 10017

   vaneck.com

Account Assistance:

   1.888.MKT.VCTR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst & Young, as principal accountant for the Market Vectors ETF
     Trust, billed audit fees of $1,122,050 for 2012 and $731,650 for 2011.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2012 and $0 for 2011.

(c)  Tax Fees

     Ernst & Young billed tax fees of $673,405 for 2012 and $270,344 for 2011.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2013
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                         -----------------------
Date March 8, 2013
     --------------

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------

Date March 8, 2013
     --------------